SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

               Pre-Effective Amendment No. ......... ( )

               Post-Effective Amendment No. 67       (X)

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

                                Amendment No. 67

                          INVESTORS RESEARCH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

          3916 State Street, Suite 3C, Santa Barbara, California 93105
                    (Address of Principal Executive Offices)

Registrant's Telephone Number:  (805) 569-3253

Hugh J. Haferkamp, Esq.
11800 Baccarat Lane, N.E., Albuquerque, New Mexico 87111-7600
(Name and Address of Agent for Service)

Copies to:
Dr. Francis S. Johnson
President
Investors Research Fund, Inc.
3916 State Street, Suite 3C
Santa Barbara, CA 93105

Approximate Date of Proposed Public Offering:  January 30, 1997

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on January 30, 1997 pursuant to paragraph (b)
     [X] 60 days after filing pursuant to paragraph (a)(1) 485A-POS
     [ ] on January 30, 1997 pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on January 30, 1997 pursuant to paragraph (a)(2) of rule 485

If appropriate check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

PART A - PROSPECTUS
PART B - STATEMENT OF ADDITIONAL INFORMATION
PART C - OTHER INFORMATION

END OF FISCAL YEAR:  September 30, 1996

                          INVESTORS RESEARCH FUND, INC.

                          Cross Reference Sheet showing
                Location in Registration Statement of Information
                       Required by the Items of Form N-lA





Item on Form N-lA                                                   Page in
Required by                                                         Registration
17 C.F.R. 23.404(a)     Caption or Subcaption                       Statement

PART A

1                   Cover Page                                             6, 48

2                   Synopsis                                              10 -13

3                   Condensed Financial Information                            9

4                   General Description of Registrant                         10

5                   Management of the Fund                               14 - 15
                      A. Responsibilities  of  the  Board                14 - 15
                      B. Investment Adviser                                   16
                      C. Transfer Agent                                       30
                      D. Registrant's Expenses                            17, 18

5A                  Management's Discussion of Fund Performance               19

6                   Capital Stock and Other Securities                        10

7                   Purchase of Securities Being Offered                      20
                      A. Principal Underwriter                            21, 48
                      B. Determination of Public Offering Price               19
                      C. Special  Purchase  Arrangements                 20 - 24

8                   Redemption or Repurchase                                  24
                      A. Redemption Procedures                            24, 25

9                   Legal Proceedings                                        N/A

Item on Form N-lA                                                   Page in
Required by                                                         Registration
17 C.F.R. 23.404(a)     Caption or Subcaption                       Statement

PART B

10                  Cover Page                                             6, 48

11                  Table of Contents                                          7

12                  General Information and History                      10 - 13

13                  Investment Objectives and  Policies
                      A. Investment Policies                              11 -12
                      B. Short Sales, etc.                                    12
                      C. Borrowing of Money                                  N/A
                      D. Concentration  of Investments                        11
                      E. Making of Loans                                     N/A
                      F. Portfolio Turnover Variation                         13

14                  Management of the Registrant                              14
                      A. Table of Directors and Officers                      15

15                  Control Persons and Principal Holders of Securities       14
                      A. Securities of Registrant Owned by Directors
                         and Officers                                         15

16                  Investment Advisory and Other Services                16, 17
                      A. Controlling Persons of the Investment Adviser    16, 48
                      B. Affiliated Persons                               16, 48
                      C. Method of Computing the Advisory Fee                 17
                         1. Total Dollar Amounts                              17
                         2. Expense Limitations                               17
                         D. Management Related Service Contract               53
                      E. Custodian                                    30, 44, 48
                      F. Independent Public Accountant                    30, 48

17                  Brokerage Allocation and Other Practices                  18
                      A. Effecting Transactions in Portfolio Securities       18
                      B. Brokerage Commissions                                18
                      C. Selection of Brokers                                 18

18                  Capital Stock and  other  Securities                      10
                      A. Capital Stock                                        10

19                  Purchase, Redemption and Pricing of Securities
                         Being Offered                                   20 - 26
                      A. Methods of  Purchasing  Registrants Securities  20 - 22
                      B. Method of Determining Offering Price             20, 21

20                  Tax Status                                                26

21                  Underwriters                                          21, 45
                      A. Principal Underwriter Arrangements               21, 45
                      B. Principal Underwriter's Commissions              18, 21

22                  Calculation of Performance Data                        30,55

23                  Financial Statements                             35 - 47, 56

Item on Form N-lA                                                   Page in
Required by                                                         Registration
17 C.F.R. 23.404(a)     Caption or Subcaption                       Statement

PART C

24                  Financial Statements and  Exhibits
                      A. Financial Statements - Index                         50
                      B. Exhibit - Indexed                                    50
                         (Certain exhibits have been incorporated
                          by reference)

25                  Persons Controlled By or Under Common Control
                          with Registrant                                     51

26                  Number of Holders of Securities                           51

27                  Indemnification                                           51

28                  Business and Other Connections of Investment Adviser      51

29                  Principal Underwriters                                51, 52
                      A. Personnel                                            52
                      B. Commissions and Other Compensation                   52

30                  Location of Accounts and  Records                     52, 53

31                  Management Services                                       53

32                  Undertakings                                             N/A


Report and Consent of Independent Accountants                                 57

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549









                                    FORM N-1A

                            FOR INVESTMENT COMPANIES

                                     PART A

                                   PROSPECTUS

                                      AND

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION






                          INVESTORS RESEARCH FUND, INC.

                   This Prospectus Sets Forth Information That
              A Prospective Investor Should Know Before Investing.
                      In this single document appears the
                    information that some mutual funds place
                           in two separate documents.



                                 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION


                                January 30, 1997


          Please Read And Retain This Prospectus for Future Reference


LIKE ALL OTHER MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WHAT IS INVESTORS RESEARCH FUND, INC.?

Investors Research Fund, Inc. is a diversified management investment company of the open-end type, commonly known as a mutual fund. The Fund's principal investment objective is to provide continuous management of money over the long term and under all market conditions with primary emphasis on investments in common stocks or short term cash equivalents. It is called an open-end investment company because it continuously offers and sells shares of its stock to the public and it has a legal duty, upon demand of the shareholder, to take back the shares held by the shareholder and pay the shareholder the net asset value of the shares. (See discussion of computation of net asset value and redemption, pages 19 and 24). This "open endedness" characterizes a type of investment company commonly called a mutual fund, and this prospectus describes INVESTORS RESEARCH FUND, INC. The Fund's investment adviser is Lakeview Securities Corporation (See page 16).

HOW IS THE RETAIL OFFERING PRICE DETERMINED?

The retail offering price is determined once daily as of the close of the New York Stock Exchange on each day the Exchange is open for trading, and is the net asset value plus a selling commission equal to 5 3/4% of the maximum retail offering price, with lower sales charges on purchases of $25,000 or more. There is no minimum or subsequent investment required. (See How to Buy Shares on page
20). The advisory fee is a maximum of 0.5% of average annual net assets depending on total operating expense. (See page 17.)

                               Table of Contents

What Is Investors Research Fund, Inc?  ....................................    6
Fund Expenses .............................................................    8
Financial Highlights ......................................................    9
General Description of the Fund ...........................................   10
Capital Stock and Shareholder's Rights ....................................   10
Investment Objectives, Policies and Techniques
  (How the Fund operates) .................................................   11
Restrictions (What the Fund may not do) ...................................   12
Portfolio Activity ........................................................   13
Portfolio Turnover.........................................................   13
The Management of The Fund (Officers and Directors of The Fund) ...........   14
The Investment Adviser ....................................................   16
Personal Investing By Fund Personnel ......................................   17
The Fund Does Not Utilize Derivatives .....................................   18
Portfolio Brokerage (Who receives it?) ....................................   18
Management's Discussion and Analysis of Investment Performance ............   19
The Risk in Fund Investments...............................................   19
Computation of Net Asset Value and Maximum Offering Price
  of the Company's Shares .................................................   19
Net Asset Value ...........................................................   20
How to Buy Shares .........................................................   20
Restriction on Purchase of New Shares by Check.............................   20
Waiver of Sales Load for Investors Who Employee Fee Based Advisers.........   20
Sales Charges .............................................................   21
Intended Quantity Investment Statement of Intention .......................   22
Investment Accumulation Plan ..............................................   22
Pre-Authorized Check Plan .................................................   22
Check-a-Month Payment Plan ................................................   22
Certificate Shareholders Reinvestment Privileges ..........................   22
Handling Investing and Redemption Transactions Through Your
  Bank or Savings Institution .............................................   23
Retirement Plan for the Self-Employed (Keogh Plan) ........................   23
Individual Retirement Account .............................................   24
403 (b) Retirement Account ................................................   24
Retirement Plans:  General ................................................   24
Redemption of Shares ......................................................   24
Safeguards Against Fraudulent Redemption Requests..........................   25
Reinvestment of Redemption Proceeds .......................................   26
Income Dividends, Capital Gain Distribution and Taxes .....................   26
Plan of Distribution Under Rule 12b-1 .....................................   26
Terms and Conditions of Statement of Intention ............................   27
Terms of Escrow ...........................................................   27
Requirement that Purchase Comply with Rule 22d-1 ..........................   27
Investment Plans - Application Form .......................................   28
Performance Information ...................................................   30
Shareholder's Inquiries ...................................................   30
Illustration of an Assumed Investment of $10,000 in
  Investors Research Fund .................................................   31
Regular Investing Over the Past 36 1/2 Years in
  Investors Research Fund .................................................   32
Assuming $100 per Month ...................................................   32
Comparison to Standard Indicators .........................................   33
Report of Independent Accountants .........................................   34
Statement of Assets and Liabilities .......................................   35
Securities in the Fund (the Fund's Portfolio) .............................   36
Statement of Operations - including realized and unrealized capital
  gains or (losses) on investments ........................................   40
Statements of Changes in Net Assets (two years) ...........................   41
Notes to Financial Statements .............................................   42
Selected Per Share Data and Ratios ........................................   47

FUND EXPENSES:

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the 1996 fiscal year.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load imposed on Purchases ..................................         5.75%
  For lower Sales Load applicable to larger investments see page 21.
Sales Load imposed on reinvested dividends .......................         None
Redemption Fees ..................................................         None*


                         ANNUAL FUND OPERATING EXPENSES

                      (as a percent of average net assets)
Investment Advisory Fees ..........................................      0.47%
12b-1 Fee .........................................................      0.16%
Custody, shareholder records keeping, accounting and legal ....... 0.59%
Salaries, insurance, printing and postage ........................ 0.33%
Regulatory fees and misc ......................................... 0.21%
                                                                   -----
Total other expenses ..............................................      1.13%
                                                                         -----
TOTAL FUND OPERATING EXPENSES .....................................      1.76%
                                                                         =====


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Sales load is a direct cost and is paid only once. Annual operating expenses recur every year. For further information concerning Fund operating expenses please see Statement of Operations on page 40. There is a maximum 12b-1 service charge of 0.25%.There is no redemption fee*.

The following example illustrates the cumulative expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table preceding, this Fund charges no redemption fees of any kind.

                           1       3       5      10
                         year    years   years   years
                         -----   -----   -----   -----
                         $  74   $ 110   $ 147   $ 253

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

* (but see exception for fee based advisers - page 20)

                         Investors Research Fund, Inc.

                              Financial Highlights

The following information for the fiscal year ended September 30, 1996 has been audited by Timpson Garcia, independent auditors, whose opinion was unqualified and is incorporated on page 34 and should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

* The information for all other years, 1987 through 1992, reclassified for comparative purposes with the addition of "total return" and "net assets, end of year" were audited by other auditors whose reports expressed unqualified opinions on all years.


                                                    Year Ended September 30
Per Share Data                   1996      1995    1994      1993       1992*      1991*      1990*  1989*       1988*     1987*
(for one share outstanding       ----      ----    ----      ----       ----       ----       ----   ----        ----      ----
throughout each year)                               (1)                  (2)

Net asset value, beginning of    $4.10    $4.62    $5.18    $5.74      $5.65      $5.31      $6.38   $4.77      $6.93      $6.29
year                              ----     ----     ----     ----       ----       ----       ----    ----       ----       ----

Income from investment
operations
Net investment income            $0.26    $0.07    $0.06    $0.05      $0.05      $0.11      $0.18   $0.13       $0.13      $0.06
Net realized and unrealized
 gains (losses) on securities     0.33     0.25    (0.15)    0.43       0.17       1.10      (1.16)   1.65       (1.58)      1.88

Total from investment           $0.59    $ 0.32   $(0.09)   $0.48      $0.22      $1.21     ($0.98)  $1.78      ($1.45)     $1.94
operations                        ----     ----     ----     ----       ----       ----       ----    ----       ----       ----

Less distributions to
shareholders:
Dividends from net
  investment income             $(0.07)  $(0.50)  $(0.05)  $(0.07)   $(0.07)     $(0.23)    $(0.09) $(0.17)    $(0.06)    $(0.03)
Distribution from capital       $(0.29)   (0.34)   (0.42)   (0.97)    (0.06)      (0.64)       --      --       (0.65)     (1.27)
gains                             ----     ----     ----     ----       ----       ----       ----    ----       ----      ----

Total distributions             $(0.36)  $(0.84)  $(0.47)  $(1.04)   $(0.13)     $(0.87)    $(0.09) $(0.17)    $(0.71)    $(1.30)
                                  ----     ----     ----     ----       ----       ----       ----    ----       ----      ----
Net asset value, end of year     $4.33    $4.10    $4.62    $5.18     $5.74       $5.65      $5.31   $6.38      $4.77      $6.93
                                  ====     ====     ====     ====       ====       ====       ====    ====       ====      ====
Total return (3)                 14.7%     7.7%    (1.8)%    9.6%      3.5%        26.2%     (15.5)%  38.6%      21.2%      37.8%
                                  ====     ====     ====     ====      =====       ====       =====   =====      =====     =====
Ratios and Supplemental Data

Net assets, end of year (in        $30      $32      $36      $48       $61         $65        $58     $82        $71        $95
millions)
Ratios to average net assets:
Expenses                          1.76%    1.60%    1.47%    1.05%     0.91%       0.90%      0.85%   0.84%       0.76%      0.79%
 Net investment income            6.67%    1.52%    1.39%    1.12%     0.99%       2.00%      3.12%   2.49%       2.28%      0.96%
Portfolio turnover rate (4)     669.79%  248.44%  234.77%  109.92%    67.31%      46.86%     72.10%   48.11%     76.84%    100.55%
Average commission paid         $0.0339     (5)      (5)      (5)       (5)         (5)        (5)      (5)        (5)        (5)
 per share for portfolio
 transactions

(1) Fund changed investment adviser on January 1, 1994.

(2) The information for the year 1992, reclassified for comparative purposes the addition of "Total Return" and "Net Assets End of Year" was audited by other auditors whose report expressed unqualified opinions.

(3) Sales loads are not reflected in total return.

(4) Portfolio turnover rates for the years 1986 through 1993 have been restated to exclude U.S. Treasury Bills.

(5) Information not available.

GENERAL DESCRIPTION of the FUND:
(What is the Fund and what does it do?)

The Fund (Investors Research Fund, Inc.) is an investment company, an arrangement by which a number of persons invest in a corporation that itself invests in securities. Each shareholder's proportional share of all securities owned by the Fund is a direct ratio of the number of shares of the Fund which he owns compared to the total number of shares (called shares outstanding) that all shareholders together own. Simply stated, therefore, the Fund is really a diversified portfolio of securities in many different companies, and the shares of the Fund do not represent a single security as would be the case if someone purchased shares in XYZ manufacturing company.

The Fund is called an open-end investment company because it continuously offers and sells shares of its stock to the public and, upon demand of the shareholder, it has a legal duty to take back the shares held by the shareholder and pay the shareholder the net asset value of the shares. (See discussion of computation of net asset value and redemption, pages 19 and 24). This "open-endedness" characterizes a type of investment company commonly called a mutual fund, and this prospectus describes INVESTORS RESEARCH FUND, INC.

The Fund is a corporation incorporated in the State of Delaware. It commenced operations on March 3, 1959 and thus has been in business continuously for 38 years.

Mutual funds operate within their objectives and policies, and this mutual fund's investment objectives and policies are described on pages 11 and 12.

With respect to the management of its portfolio, the Fund has employed and receives investment advice and portfolio management from Lakeview Securities Corporation, an independent corporation which is neither owned nor controlled by the Fund. By contract the Fund pays an advisory fee for these services. The fee is 1/2 of 1% of the Company's average net assets on an annual basis. (See page 16 for a discussion of the investment adviser and the advisory contract.)

In addition to the advisory fee, the Fund pays other expenses including legal and accounting fees, costs of qualifying the shares of the Fund for sale under applicable federal and state laws, wire and telephone services, custodian and transfer agent's fees, costs of shareholder meetings, costs of independent audit and preparation of reports to shareholders, reports, taxes and fees to many government regulatory agencies, interest expense and taxes on security trades. The Fund also pays brokerage commissions on all security trades, but these are a part of the capital cost of securities purchased and sold rather than an item of expense.

Should the total of these expenses (excluding interest, taxes, and certain other expenses) exceed 2 1/2% of the Fund's average annual net assets, the adviser must reimburse the difference. The adviser exercises no responsibility or control over any of these expenses (see page 16).

The value of shares in the Fund fluctuates because the value of the securities in which the Fund invests fluctuates. When the Fund sells any part of its portfolio securities it may realize a profit or a loss, depending on whether it sells them for more or less than their cost. The Fund usually receives dividend or interest income from its investments. (For an explanation of the significance of these transactions for federal tax purposes see Dividends, Distributions, and Taxes on page 26.)

CAPITAL STOCK and SHAREHOLDER'S RIGHTS:

The Fund is authorized to issue twenty million shares of Capital Stock, $1 par value. Each share is fully paid and nonassessable, and each has equal voting, dividend and redemption* rights. There are no preemptive or conversion rights or sinking fund provisions. Shareholders enjoy cumulative voting in the election of directors. Cumulative voting entitles each shareholder to as many votes as shall equal the number of his shares multiplied by the number of directors to be elected, and all of such votes may be cast for a single director or distributed among the number to be voted for.

The Fund's shares are sold to the public at net asset value plus a sales commission. The sales commission is divided between the Fund's principal underwriter and dealers who sell the Fund's shares. (See discussion of How to Buy Shares on page 20). The net asset value all goes to the Fund for its investment operations.

INVESTMENT OBJECTIVES POLICIES AND TECHNIQUES:
(How the Fund operates)

Every reader-investor enjoys the privilege of buying and selling individual securities of manufacturing companies and thereby managing his own portfolio without having to pay the fees and expenses that a mutual fund charges. Therefore, the key question for the reader-investor is to decide for himself whether he believes the Fund can manage a diversified portfolio better than he can do it for himself. In considering this question, the reader will be interested in the objectives, policies and results of the Fund's management operations, and these now follow.

Objectives: The Fund's investment objective is to provide continuous management of money over the long term and under all market conditions, With the dual purpose of making the shareholder's money grow during rising stock markets, and defending the shareholder's capital during falling stock markets.

Policies and Techniques To implement its objectives, the Fund utilizes the investment approach formulated primarily by Richard W. Arms, Jr., known as Equivolume Charting, with some modifications. The primary modification factors dividends into the selection process, a technique that examines a stock's dividend level and evaluates it in the light of the dividend's relation to the market dividend level, to the relevant sector dividend level, and to the stock's own dividend history. Stocks which are identified for purchase by that technique are then evaluated and confirmed for purchase on the basis of the fundamentals of the stock issues being investigated. The dividend screening modification is based upon the recognition that, over a period of time, dividends have created almost 50% of the total return on common stocks.

During rising markets it is the Fund's policy to limit purchases substantially to common stocks. Conversely, during declining markets it is the Fund's policy to defend capital through the technique of purchasing cash equivalents up to 60% of total net assets; the balance of assets may be invested in common stocks, preferred stocks, bonds, or debentures.

The Fund cannot, of course, guarantee that its perceptions of market trends will be accurate. When trends exist, the Fund believes that they can be recognized and will try to recognize them as early as possible, but it should be borne in mind that a change in trend may be recognized only after it has occurred.

The use of Equivolume Charting and Dividend Screening does not reduce the normal risks of market fluctuations, and the Fund's practice of attempting to recognize and act upon market trends often has entailed more frequent portfolio changes (with attendant costs) than some other Funds (see Portfolio Activity on page 13 ).

Concentration of Investments. Types of Securities and Standards: As a part of its portfolio policy the Fund may invest up to 25% of its net assets in any one industry group. Emphasis is to be placed on the common stocks of seasoned companies with established records of successful enterprise, rather than on stocks of newer enterprises. In the selection of common stocks for purchase, the possibilities of price appreciation are foremost. However, current income through receipt of interest or dividends is an important factor in our adviser's selection process.

In trying to achieve its investment objectives, the Fund attempts to choose stocks for purchase that represent major industries which in themselves reflect rising price trends. The Fund also recognizes the logic of fundamental analysis of such factors as per-share earnings, and these factors are to be considered in choosing its portfolio stocks. How ever, the Fund accepts market action as the most significant standard in the selection and retention of securities, and reserves freedom of action in portfolio turnover consistent with protection of each share's net asset value.

Policies Deemed Fundamental: The Fund's portfolio policies with respect to concentration of investments in any one industry, is eemed to be fundamental policies, and cannot be changed without shareholder action. While aimed at safeguarding the shareholder's interests in both rising and declining stock markets, the reader should realize that there can be no assurance that the Fund will in fact achieve its objectives.

The Fund is also subject to the following restrictions which cannot be changed without the approval of a majority (any number over 50%) of the Fund's outstanding voting securities.

RESTRICTIONS:
(What the Fund may not do)

1. May not purchase any securities on margin. May not lend money or securities. It may, however, purchase notes, bonds, certificates of deposit or evidences of indebtedness of a type commonly distributed by financial institutions.

2. May not issue any senior securities other than notes to evidence bank borrowing.

3. May not sell any securities short, or distribute or underwrite securities of others.

4. May not purchase the securities of any company which has not been in continuous operation for three years or more.

5. May not invest more than 5 percent of the value of its gross assets in securities of any one issuer, other than those of the U.S. Government.

6. May not own more than 10 percent of the outstanding voting, or any other class of, securities of a single issuer.

7. May not purchase and sell commodities and commodity contracts, or real estate.

8. May not purchase the securities of any other mutual fund.

9. May not invest in any companies for the purpose of exercising control or management.

10. May not own the securities of any company in which any officer or director of this Fund has a substantial financial interest.

11. May not trade in securities with Directors and Officers.

12.May not invest in restricted equity securities, commonly known as "letter stock," warrants, oil, gas and other mineral leases, and illiquid securities and also may not invest or engage in arbitrage transactions or in puts, calls, straddles or spreads.

13. The Fund may not issue any shares for any consideration other than cash.

PORTFOLIO  ACTIVITY

In implementing its policy of continuous money management, the Fund's practice of attempting to recognize and act upon market trends and to preserve sharehodlers' capital may entail more frequent portfolio changes than some other fund's management styles.

Excluding U.S. Government and other short term maturity direct obligations, for the last three fiscal years the portfolio turnover of the Fund as a ratio to total assets amounted to 234.77%, 248.44% and 669.79%. See table on page 18. A 100% turnover rate would occur if all the securities in the Fund's portfolio were replaced in a period of one year. The Fund commits funds to purchase common stocks when market uptrends can be recognized, and, converselyh, sells common stocks when market downtrends can be recognized. These policies are applied to changes in market trends regardless of whether they may be long-term (more than six months) or short-term (less than six months) as the Fund accepts market performance as the controlling standard in the purchase, retention or sale of securities.

The effect of these policies may involve heavier brokerage commission costs which must be borne by the Fund's shareholders. Brokerage commissions are not, however, paid as a separate expense of the Fund, and have no effect on dividends which may be paid by the Fund from ordinary investment income. Instead, they are a part of the capital cost of securities purchased and a reduction in proceeds from securities sold, and thus reduce net realized profits or increase net realized losses of the Fund. Portfolio turnover may also be affected by the amount and timing of purchases and redemptions of shares of the Fund, but the Fund has no control over this factor.

During the last three fiscal years, the turnover rate for the Fund's portfolio has been considerably higher than in the periods preceding the last three years. There were several factors driving that turnover rate. One was that the markets during those recent periods were such that changes in sector leadership occurred more often than usual, dictating more rapid changes in portfolio holdings. Another reason was that the adviser has been attempting to increase representation of very high quality companies in the portfolio. Although the earlier portfolios were of good quality, the adviser wants to hold "household name" stocks with good dividend returns and low risk ratings. An additional factor is that the Arms Equivolume Charting system has an inherent tendency to increase turnover somewhat because of its utilization of support and resistance levels appearing in the charting analysis of market action.

The Fund's portfolio turnover rate may continue to fluctuate from year to year as it has in the past. The management believes that the turnover rate may be greater than that of many other mutual funds, and expects that it will continue to be comparatively greater. However, in its entire operating history (nearly 38 years) the Fund has never realized excessive short term profits that eliminated the Fund's relief from income tax liability under sub-Chapter M of the Internal Revenue Code. The management believes it is improbable that this will ever occur.

PORTFOLIO TURNOVER

During the latest fiscal year, the turnover rate increased slightly less than threefold as a result of highly unusual conditions. One of those conditions was the extremely volatile nature of the securities markets during fiscal 1996. Maintaining our portfolio at its low market risk level required significant changes during the year and periodic accumulations of cash. Another factor was the change in the portfolio stocks dictated by the development of the dividend screening process by portfolio manager, Fred French. In turn, that turnover generated a need to protect the non-tax status of the Fund by acquiring stocks that would enable us to meet the requirements of the Internal Revenue Code for such non-tax status. Management does not believe that, except for possible market volatility, such conditions will recur and expects that turnover will return to rates previously experienced under our present adviser.

THE MANAGEMENT of the FUND; OFFICERS AND DIRECTORS OF THE FUND:

The officers and directors of the Fund, their principal occupations for the past five years, mailing address and number of shares owned on September 30, 1996 are as follows:

Francis S. Johnson,* President, is a retired dental surgeon in Santa Barbara, California, and past president of the Santa Barbara-Ventura County Research and Education Group. (A non-profit association.) Dr. Johnson has served as an officer of the Fund for 26 years and had been a member of the Fund's executive Committee for 27 years. 4439 Shadow Hills Boulevard, Santa Barbara, CA 93105 (159,177 shares)

Mark L. Sills,* Vice-President, Director, and Member of the Executive Committee**, is Director of Consumer Services, and Director, Informations Services, Aleene's - Division of ARTIS, Inc. 85 Industrial Way, Buellton, CA 93427 (15,340 shares)

Michael A. Marshall, Secretary-Treasurer, Director and Member of the Executive Commitee**, is a former Senior Vice-President of Prudential California Realty and is engaged in real estate investment and property management, M-P Marshall & Co., 23 Princeton Trail, Coto De Caza, CA 92679 (2,948 shares)

Gertrude  B.  Calden,  Director  and  Member of the  Executive  Committee,**  is
Emeritus Director, Foundation for Santa Barbara City College and has served under three Presidents on the National Advisory Council on Adult Education. 819 East Pedregosa Street, Santa Barbara, CA 93103 (15,155 shares)

Richard Chernick, Director elected January 22, 1997), is a Retired Partner of the Los Angeles Law Firm of Gibson, Dunn & Crutcher. He is currently active in arbitration and mediation of disputes in the Los Angeles area. 3055 Wilshire Boulevard, Seventh Floor, Los Angeles, CA 90010-1108

James A. Corradi, Director, Retired business executive, former General Manager of Hope Ranch Park Homes Association, and former Board President of Cook College at Rutgers University. 17 Via Alicia, Santa Barbara, CA 93108 (501 shares)

Fredric J. French, * Director, is President of the Arms Companies, the Investment Portfolio Management Division of Lakeview Securities Corporation, investment adviser to the Fund; formerly Vice-President and Senior Portfolio Strategist of The Arms Companies since November, 1992. Please see page 16 for a more extensive biography. 6201 Uptown Blvd., NE, Albuquerque, NM 87110 (532 shares)

Harry P. Gelles, Director (elected January 22, 1997), is Senior Vice-President of Chelsea Management Company, an investment management company in Los Angeles, California. Previously, was Senior Adviser to the Trust Company of the West, which is also an investment management firm in Los Angeles. 444 South Flower Street, Suite 2340, Los Angeles, CA 90071

Hugh J. Haferkamp,*** Director, (elected January 22, 1997), is an attorney-at-law in private practice in the Santa Barbara area. Has been legal counsel to Investors Research Fund, Inc. for approximately 17 years. 11800 Baccarat Lane, N.E., Albuquerque, NM 87111

Leonard  S.  Jarrott,   Director,  is  a  Real  Estate  Investment  Advisor  and
independent Real Estate Broker in Santa Barbara, CA. 2725 Vernon Road, Santa Barbara, CA 93105

Robert P. Moseson,* Director, is President and Director of Lakeview Securities Corporation, investment adviser to the Fund. He is also President and Director of Performance Analytics, Inc., an investment consulting firm which is affiliated with Lakeview Securities. 333 West Wacker Drive, Chicago, IL 60606 (9,187 shares)

Willaim J. Nasif, Director, is a Certified Public Accountant and Partner of Nasif, Hicks, Harris & Co., Certified Public Accountants of Santa Barbara, CA. 1111 Garden Street, Santa Barbara, CA 93101

Mark Schniepp, Director, is Director of the Economics Forecast Project at the University of California, Santa Barbara. 944 Randolph, Santa Barbara, CA 93111

Dan B. Secord, Director, is in private practice of obstetrics and gynecology since 1969. Staff Santa Barbara Cottage Hospital and currently on the Creditials Committee of the medical staff. Vice Chairman, Santa Barbara City Planning Commission. 2329 Oak Park Lane, Santa Barbara, CA 93105

All directors are paid by the Fund; however, no compensation is paid to directors affiliated with the adviser.

*Are "interested persons" as defined in Section 2(a) (19) of the Investment Company Act of 1940 as amended.

**The Board of Directors has established an Executive Committee whose function is to take action between the regular meetings of the Board. The Committee has all of the powers and authority of the full Board in the management of the business of the Fund except the power to declare dividends and to adopt, amend or rescind By-Laws.

*** An interested person on the basis of serving as counsel to the Fund

On  September  30,  1996,   the  officers  and  directors  and  their   families
collectively owned 202,448 shares of the Fund with a value of approximately $1 million.

The Board of Directors oversees and controls all operations of the Fund, including: Recommending and monitoring the Investment Adviser; determining that the investment policies of the Fund are carried out; the employment and termination of all employees, consultants, agents and service providers; and declaration of dividends.

The Board of Directors also monitors and controls custodial and shareholder record keeping expenses, audit, accounting and legal fees. Directors fees are set directly by the Board of Directors. Taxes, postage and regulatory fees of the Securities and Exchange Commission and state regulatory bodies are determined unilaterally by government agencies.

The Board of Directors has also established an Audit Committee. That committee's function are to supervise and oversee audits by the Fund's independent accountants, review the auditor's audit plans and procedures, and to review the auditor's recommendations concerning the Fund's accounting records, procedures and internal controls Messrs. Corradi, Nasif and Schniepp currently comprise the Audit Committee

                               COMPENSATION TABLE

                                         Pension or     Estimated
                                          Retirment        Annual          Total
                                           Benefits      Benefits   Compensation
                              Aggregate  Accrued as          Upon        Paid to
Name, Position             Compensation    Expenses    Retirement      Directors

Francis S. Johnson              $16,650     $     0       $     0        $ 2,250
President

Mark L. Sills                   $ 1,250     $     0       $     0        $ 1,250
Vice-President

Michael A. Marshall             $ 2,250     $     0       $     0        $ 2,250
Secretary-Treasurer

Gertrude B. Calden              $ 2,250     $     0       $     0        $ 2,250
Director

Richard Chernick                $     0     $     0       $     0        $     0
Director

James A. Corradi                $ 1,250     $     0       $     0        $ 1.250
Director

Fredric J. French               $     0     $     0       $     0        $     0
Director

Harry P. Gelles                 $     0     $     0       $     0        $     0
Director

Hugh J. Haferkamp               $     0     $     0       $     0        $     0
Director

Leonard S. Jarrott              $   750     $     0       $     0        $   750
Director

Robert P. Moseson               $     0     $     0       $     0        $     0
Director

Willaim J. Nasif                $ 1,000     $     0       $     0        $ 1,000
Director

Mark Schniepp                   $ 1,500     $     0       $     0        $ 1,500
Director

Dan B. Secord                   $ 1,250     $     0       $     0        $ 1,250
Director

INVESTMENT ADVISER:

Lakeview Securities Corporation, 333 West Wacker Drive, Chicago, Illinois 60610, is an investment advisory firm which is neither owned nor controlled by the Fund. Messrs. Robert Moseson and Leslie Golembo, by virtue of stock ownership, qualify as controlling persons of Lakeview Securities. Respectively, they serve as president and chief executive officer of Lakeview Securities. Mr. Moseson and Mr. Golembo also own and control Performance Analytics, Inc., an investment consulting firm which is also based in Chicago. Since 1986, Performance Analytics has specialized in providing investment advice, investment management evaluation services, and management consulting services to a broad range of institutional investors. The Fund, however, is not a customer or client of Performance Analytics, Inc.

Lakeview Securities has been employed by the Fund and is its investment adviser. The existing investment advisory contract was solicited by the adviser, recommended by the Board of Directors, and approved on November 29, 1993 by vote of the holders of a majority of the outstanding shares of the Fund. The contract may be terminated by either party without penalty on sixty (60) days written notice, is automatically terminated if assigned, and must be submitted annually for approval (a) by the Board of Directors of the Fund, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance of the contract is also approved by the vote of a majority of the Directors who are not interested persons of the Fund. That vote must be cast in person at a meeting called for the purpose of voting on such approval.

Primary responsibility for the day-to-day management of the Fund's investment portfolio is that of The Arms Companies Division of Lakeview Securities. Fredric J. French is President of that division, which is headquartered in Albuquerque, New Mexico, and is the portfolio manager for the Fund. In addition to serving as portfolio manger for Investors Research Fund, Inc., The Arms Companies division serve as an investment adviser to large equity investment funds and to securities investment programs that specialize in investing in the S & P 500 futures market.

Lakeview Securities Corporation ("Lakeview") has served as investment adviser to Investors Research Fund since January 1, 1994. From that date to December 31 ,1995, Richard W. Arms, Jr., as President of the Arms Companies Division of Lakeview, was primarily responsible for Investors Research Fund portfolio management, subject to oversight supervision by Robert P. Moseson, President of Lakeview. In managing the Investors Research Fund portfolio Lakeview has applied the Arms Equivolume investment strategy, a stock selection strategy that uses technical indicators. Since November 1992, Mr. Arms was assisted in applying this strategy on behalf of Lakeview clients, including Investors Research Fund, by Fredric J. French. On December 31, 1995, Richard W. Arms, Jr., resigned as President of the Arms Companies Division of, and as an employee of Lakeview, and on January 1, 1996, Fredric J. French was promoted from Vice President and Senior Portfolio Strategist for the Arms Companies to the position of President of that division. Thus, beginning January 1, 1996, Fredric J. French and Robert
P. Moseson jointly assume responsibility for Investors Research Fund's portfolio management.

Fredric J. French has more than six years of experience in applying the Arms Equivolume investment strategy, primarily as an immediate assistant to Richard
W. Arms, Jr., the developer of the strategy. Mr. French has served in positions of increasing responsibility of the Arms Companies Division of Lakeview since November, 1992. Since that time, he has been part of the management team setting investment guidelines and objectives for Lakeview's investment management accounts and for the day-to-day application of the Arms Equivolume investment strategy. In this regard, he has also been responsible for stock selection and trading for investment management accounts. In October, 1995, Mr. French conceived and developed the dividend screening addition to the Arms Equivolume charting method of stock selection. Lakeview believes that the dividend screening addition was an improvement that significantly enhanced the Fund's performance since its implementation. Prior to joining Lakeview, Mr. French served as a sales agent and field sales manager for Encyclopedia Britannica (March 1991 to November 1992) and as an insurance agent with The Prudential Insurance Company of America (January 1990 to March 1991). For approximately four years prior to 1996, Mr. French was employed, in part, by the Arms Equivolume Corporation where he served as sales manager and assisted Richard Arms in stock selection for investments based on Arms Equivolume and in the application of Arms Equivolume investment strategies. Mr. French was also instrumental in the design and marketing of Equivolume software. Mr. French holds a Bachelor of Arts in business administration degree from Chadron State University (Nebraska).

Robert P. Moseson, President of Lakeview, is also the founder and President of Performance Analytics, Inc., a national retirement plan consulting firm and Spectrum Adviser Corporation, an investment advisory firm. Lakeview is an NASD-licensed broker/dealer firm and an SEC registered investment adviser. Prior to co-founding Performance Analytics, Inc., Mr. Moseson served in positions of increasing responsibility with Merrill Lynch, Pierce, Fenner & Smith, initially as an account executive (1969-1972) and later as Vice President and head of Merrill Lynch Midwest region for performance evaluation (1972-1985). Performance Analytics, Inc., is an investment consulting firm specializing in tracking and evaluating the investment performance of fund managers. Mr. Moseson has developed and implemented computer-based programs for style tilting and asset allocation that are operated and licensed through Spectrum Advisory Corporation. Mr. Moseson is considered to be a leading national authority on style tilting and asset allocation, which are strategies to enhance fund returns and control risk. Accordingly, Mr. Moseson had extensive experience in formulating investment objectives and policies, developing investment action plans for institutional funds, measuring investment performance and selecting courses of action to maximize investment return. Mr. Moseson holds a Bachelor of Science degree in business from Roosevelt University (Chicago, Illinois).

The advisory contract provides in substance that the adviser will continuously provide an investment program for the Fund's assets; will, subject to the general control of the Board of Directors, develop and implement portfolio investment decisions, including placement of portfolio brokerage orders on a discretionary basis; and will furnish to the Fund the services of its directors, officers, and employees in the supervision, control and conduct of the investment activities of the Fund.

The Fund bears the operating expenses as set forth on page 2. The Fund pays the adviser a quarterly fee equal to 0.125% of the value of the Fund's average net assets. On an annual basis, this will amount to one-half (1/2) of one percent (1%) of the value of the Fund's average net assets. The ratio of operating expenses to average net assets was 1.76% in 1996.

The contract also provides that, in the event operating expenses of the Fund (as audited and including the adviser's fee, but not including taxes, brokerage, 12b-1 fees, capitalized expenditures and extraordinary expenses) exceed the limits applicable to the Fund under the laws or regulations of any state in which Fund shares are qualified for sale, the adviser will immediately compensate the Fund for such excess. At the present time, the effective limits of expenses allowable are 2.5% of the first $30,000,000 of average net assets; 2.0% of the next $70,000,000 of net assets; and 1.5% of the remaining net assets for any fiscal year.

The management fees paid by the Fund to Lakeview Securities Corporations in fiscal years 1996, 1995 and 1994 were $145,654, $171,087 and $141,952 respectively. The management fees paid by the Fund to its previous adviser, Investors Research Company, in 1994 was $56,691 (for the first quarter of fiscal
1994). The investment adviser receives no brokerage commissions or any other compensation from the Fund.


PERSONAL INVESTING BY FUND PERSONNEL:

Investors Research Fund has a strict Code of Ethics which prohibits all of its affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Lakeview Securities also has a Code of Ethics which is intended to achieve that same goal. The objective of the Code of Ethics of both the Fund and its adviser is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with their Code of Ethics.

THE FUND DOES NOT UTILIZE DERIVATIVES:

Investors Research Fund may not either purchase or sell those instruments commonly known as derivatives. Broadly defined, derivatives are contracts that derive their value from the value of some underlying asset (such as currencies, equities or commodities), some indicator (such as interest rates), or some index (such as the Standard & Poor's 500 Stock Index). It is the Fund's belief that the risks of such contracts are not consistent with the capital appreciation objectives of Investors Research Fund.


PORTFOLIO BROKERAGE:

Neither the Fund nor any of its officers is affiliated with any broker-dealer. None of the directors is affiliated with a broker-dealer except for Robert P. Moseson and Fredric J. French, who are affiliated with Lakeview Securities Corporation, a licensed broker-dealer. However, the Fund's investment advisory agreement specifically prohibits the placement of the Fund's portfolio brokerage through Lakeview Securities Corporation, which eliminates such a source of potential conflicts of interest. The principal underwriter is not affiliated with either the Fund or the investment adviser.

The authority for placing the Fund's portfolio brokerage has been delegated to the Fund's investment adviser, Lakeview Securities Corporation. Mr. French, as portfolio manager, is principally responsible for selecting the broker-dealer to execute portfolio orders. The Fund is informed that neither Mr. French nor Lakeview Securities has any agreement or commitment of any kind to place portfolio transactions through any particular broker-dealer.

Orders  for   portfolio   transactions   may  be  placed  by  the  adviser  with
broker-dealers who have sold shares of the Fund, but the fact that a broker-dealer has sold shares of the Fund is not the sole factor in the selection of such broker-dealer. The adviser will not, however, give weight to this factor if this would result in the Fund not obtaining the most favorable prices and executions reasonably obtainable. Further, there will be no particular ratio of brokerage business to Fund sales.

The Fund itself checks executions of portfolio orders with the spread quoted in the financial press to ascertain that executions are within the range quoted for the day of execution.

The Fund has authorized the adviser to give consideration to the receipt of research services from broker-dealers in its placing of portfolio brokerage transactions. However, the adviser has informed the Fund that it does not expect to exercise that authority on more than a nominal basis. No persons acting on behalf of Lakeview Securities or the Fund are authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of brokerage or research services provided by the broker. The primary basis for selecting brokers is to seek brokers to effect transactions where prompt execution of orders at the most favorable prices can be secured.

Figures pertaining to the Fund's brokerage for the last three fiscal years are presented in the following table:

 Annual Portfolio
     Turnover                                     Brokerage Commissions Paid          Brokerage Paid to
     Ratio to                Total Brokerage            by the Fund to          Broker-Dealers not Affiliated
   Total Assets             Commissions Paid           the Underwriters*       with Adviser or Underwriter for

                                                                              Sales            Services       Other
  1994         234.77%          $210,457                  $82,392           $128,065             -nil-        -nil-
  1995         248.44%          $284,333                  $80,465           $203,868             -nil-        -nil-
  1996         669.79%          $424,531                  $46,392           $378,139             -nil-        -nil-

* The Underwriter is also a registered broker-dealer with a securities retail brokerage operation and its offices have in the past been the largest source of Fund sales.

MANAGEMENT'S DISCUSSION and ANALYSIS of INVESTMENT PERFORMANCE

Investors Research Fund had a total return of 14.7% during the last fiscal year (excluding any commissions). That was accomplished in spite of the extreme volatility of the markets in which the Fund operates and the unusually high turnover for the period caused to a great extent by that volatility. The Fund's policy of preserving its shareholders' capital dictated a move to Treasury bills on a number of occasions during the year, which created a minor reduction in portfolio return while some of the portfolio was comprised of Treasury bills.

The high market valuations as measured by historical yield, price earnings ratios, and price to book ratios coupled with high volatility caused concern for the advisers of the Fund during calendar 1996. Particularly in July, but to a lesser extent at several other times during the year, the markets became obviously overbought and forced the Fund to take profits and raise the percentage of cash in the portfolio in order to protect gains. There was during 1996, and there continues to be, a rotation of stocks and sectors that appear attractive from both the technical and from the dividend screening methods employed by the advisers. Additionally, it appeared late in the year that the portfolio emphasis should be moving toward the smaller end of the capitalization spectrum considered appropriate by the advisers.

The Fund's adviser remains concerned that the valuations of the market are too high to be sustained long term, but feels that the risk/reward of undervalued stocks requires that the Fund be fully invested until the direction of the markets is clearly defined downward.

As always it is to be noted that past performance is not necessarily predictive of future performance.

THE RISK IN FUND INVESTMENTS:

Every investment carries some market risk. The Fund's investments in stocks are subject to changes in their value from a number of factors, such as changes in general stock and bond market movements and the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates also can affect stock and bond prices. These changes can affect the value of the Fund's investments and the price per share of the shares of the Fund. The Fund's net asset value per share will usually fluctuate with the changes in the market prices of its portfolio shares, which fluctuation can occur almost daily when the markets are open.

However, a primary objective of Investors Research Fund, in addition to shareholder return, is the preservation of each shareholder's capital. Therefore, we maintain a portfolio which usually consists of stocks which present a substantially lower level of risk than that of the stock market in general.

Part of the Fund's investment approach is to move some of the portfolio into Treasury bills ("cash") when it appears that there may be a significant downward movement in the type of stocks in which the Fund investments. Although this entails a higher turnover, over time the value of that approach in preserving capital has been proven.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risk, including possible loss of principal, and they may be worth more or less than their original cost when redeemed.


                   Computation of Net Asset Value and Maximum
                     Offering Price of the Company's Shares
  On the Basis of the Financial Condition of the Company at September 30, 1996

Value of net assets............................................$      30,442,128
Number of shares outstanding...................................        7,032,451
Net asset value and repurchase price per share.................$            4.33
Underwriting commission per share included in offering price*..$             .26
Offering Price per share (100/94.25 of $4.33)..................$            4.59

*(5 3/4% of offering price, reduced on sale of $25,000 or more. See sales charges page 21).

NET ASSET VALUE:

The net asset value per share is determined by dividing (1) the total value of the assets of the Fund (securities, cash and assets of every kind, but not including any amount for good-will or going-concern value) less the amount of all debts, obligations and liabilities of the Fund, by (2) the total number of shares of the Fund outstanding.

In determining the total value of the assets of the Fund, securities are valued once daily as of the close of the exchange on which they are primarily traded, as set forth on page 24 under Redemption of Shares. In the event there is no sale on this date, the value of the security is fixed by the Board of Directors, on the basis of the last known transaction for such security.

The value of securities which are not listed or traded on any recognized stock exchange, but for which market quotations are readily available, is determined by the Board of Directors on the basis of the latest bid price quotations available. The value of securities which are not listed or traded on any recognized stock exchange, and for which market quotations are not readily available, and the value of any other assets of the Fund, are fair value as determined in good faith by the Board of Directors.

HOW TO BUY SHARES:

The Fund's shares may be purchased at the public offering price through broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with Diversified Securities Inc., the Underwriter.

Purchases are made at the net asset value to be determined plus applicable sales charge. The public offering price (net asset value plus sales charge) is computed once daily on each day that the New York Stock Exchange is open, as of the close of trading on the Exchange New York City time. At the date of this prospectus, the close of trading is 4:00 p.m., but this time may be changed. The offering price so determined becomes effective at the New York Stock Exchange closing time. Orders for shares of the Fund received by dealers prior to the New York Stock Exchange closing time are confirmed at the offering price next to be determined on that day, provided the order is received by the Underwriter prior to the NYSE's close of business. (It is the responsibility of the dealers to transmit such orders so that they will be received by the underwriter prior to such close of business.) Orders received by dealers subsequent to the New York Stock Exchange closing time will be confirmed at the closing time on the next day the New York Stock Exchange is open. The New York Stock Exchange is closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

RESTRICTIONS ON PURCHASE OF NEW SHARES BY CHECK:

Our transfer agent, DST Systems, Inc., has informed the Fund that all transfer agents are experiencing increased efforts by criminals to tap into the resources of mutual fund investors. Therefore, the Fund canno longer accept "third party checks" for the purchase of new shares of Investors Research Fund, Inc. "Third party checks" are defined as checks made payable to a payee other than Investors Research Fund, Inc., DST Systems, Inc., or the custodianof an account (such as Investors Fiduciary Trust Company.) The Fund recommends that checks for new shares be made payable to Investors Research Fund, Inc.

WAIVER OF SALES LOAD FOR INVESTORS
WHO EMPLOY FEE BASED INVESTMENT ADVISERS:

The Fund has agreed to waive the sales load on shares purchased by investors who have employed fee based investment advisers to assist them. This waiver applies to persons who are clients of financial institution trust departments, fee based financial advisers, and holders of "wrap accounts" established for the benefit of clients of broker-dealers who have sales agreements or similar arrangements with the Fund's principal underwriter with respect to sales of Fund shares. Shares will also be sold at net asset value to registered management investment companies or separate accounts of insurance companies.

In connection with such shares, the Fund may impose a redemption fee of 1% on the shares redeemed within one year of original purchase. However, no such fee will be imposed on shares acquired by reinvestment of distributions or on shares which would have originally been exempt from a sales charge. In determining whether a redemption fee is payable, the Fund will first redeem shares acquired by reinvestment of distributions, secondly, shares held for over 12 months, and thirdly, shares held the longest during the 12-month period.

No commissions will be paid to dealers in connection with the sales of shares at net asset value under this program.

SALES CHARGES:

Sales charges on purchases of less than $25,000 amount to 5.75% of the amount the buyer invests; 6.10% of the amount received by the Fund.

Lower sales charges are applicable to larger transactions as indicated in the following table:
                                                     Sales
                                      Sales        Charge as
                                   Charges as     Percentage
                                   Percentage       of the
                                   of the Net      Offering
                                     Amount       Price (The
                                    Received        Amount
Amount of                            by the        the Buyer
Purchase                              Fund         Invests)

Less than $25,000...................  6.10%          5.75%
$25,000 to less than $50,000........  5.82%          5.50%
$50,000 to less than $100,000.......  4.99%          4.75%
$100,000 to less than $250,000......  3.90%          3.75%
$250,000 to less than $500,000......  2.56%          2.50%
$500,000 to less than $1,000,000....  2.04%          2.00%
$1,000,000 and more.................  0.00%          0.00%

(A selling dealer is ordinarily allowed approximately 85% of the sales charge on sales of less than $1,000,000.)

The above scale is applicable to a purchase made at one time by an individual, or an individual, his spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code).

The above reduced sales commissions scale is also applicable to the cumulative amount of purchases made by any one of the persons enumerated above on an "accumulated purchases" basis. For example, if a shareholder has purchased and still owns shares with a value at cost or current offering price (whichever is higher) of $25,000 and subsequently purchases $5,000 additional, the charge applicable to the $5,000 purchase would be 5.50%.

TO TAKE ADVANTAGE OF THIS PRIVILEGE, THE DEALER MUST NOTIFY THE PRINCIPAL UNDERWRITER WHEN THE ORDER IS PLACED.

Shares are sold at net asset value and without sales commission to the directors (including retired directors with long service), officers of the Fund, its Investment Adviser and Principal Underwriter and broker-dealers who maintain selling agreements with the Underwriter, or the bona fide employees or sales representatives of any of the foregoing who have acted as such for not less than 90 days, and to their family members or to any trust, pension, profit sharing or other benefit plan for such persons, upon written assurance that the shares are being purchased for investment purposes and will not be resold except through redemption or repurchase by or on behalf of the Fund.

The Board of Directors has recently approved a new program under which members of qualified organizations are able to invest at net asset value on the basis of broker cooperation. The arrangement applies when the following requirements are met: (1) the individual is a member of an organization which has at least 200 members, (2) that organization has sponsored Investors Research Fund, Inc. as an investment vehicle for its members, and (3) the selling broker has agreed to waive any commission on the transactions of members of that organization investing in the Fund through that broker. Diversified Securities, Inc., the Fund's underwriter, has agreed to waive its usual underwriting retention for investors meeting the above requirements.

The aggregate dollar amount of underwriting commissions derived by all retailers from sales of the Fund's securities during 1994, 1995, and 1996 were $40,075, $19,603, and $ 5,791 respectively. The underwriter receives a portion of the sales charges. The underwriter, Diversified Securities, Inc., retained $5,124, $5,222 and $2,945 in the past three fiscal years. These latter figures represent the underwriter's share of sales charges on all sales of Fund shares.

INTENDED QUANTITY INVESTMENT STATEMENT OF INTENTION:

If it is anticipated that $25,000 or more of Fund shares will be purchases within a 13 month period it is advantageous to sign a Statement of Intention so that shares first purchased may be obtained at the same reduced sales charge as though the quantity were invested in one lump sum. For this purpose, such a Statement may be signed at any time within 90 days of a purchase, and a 90 day back dating period will be used in order to include the earlier purchase also at the reduced sales charge. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares which can be redeemed to make up any difference in sales charge on the amount actually invested within the 13 month period. Execution of a Statement is not binding and does not obligate the shareholder to purchase, or the Fund to sell, the full amount indicated in the Statement, and should the total amount actually purchased during the 13 month period be more or less than that indicated on the Statement of Intention, any required price adjustment will be made. The Statement of Intention Procedure applies to purchases of $25,000 or more. Required application forms are available from the Principal Underwriter or your investment dealer, or on page 28 of this Prospectus, and should be read carefully.


INVESTMENT ACCUMULATION PLAN:

Open Accounts for Accumulating Shares

When an investor makes his initial investment (no minimum) in shares of the Fund through his investment dealer, an account will be opened for him on the books of the Fund by DST Systems, Inc. the Fund's Transfer and Shareholder Record Keeping Agent. A shareowner may make additional investments (no minimum) in shares of the Fund at any time through his investment dealer or by sending a check to DST Systems, Inc. for investment in full and fractional shares at the public offering price next determined. There is no charge for stock certificates, but they will not be issued unless DST Systems receives a written request from the shareowner or the dealer.

Income dividends and capital gains distributions, if any, will be automatically credited by DST Systems to the shareowner's account in full and fractional shares of the Fund at net asset value on the date of payment without sales charge, except to the extent the shareowner elects in writing to the contrary. A shareowner may at any time give a written direction to DST Systems that all income dividends and/or capital gains distributions are to be paid to him in cash. A shareowner may terminate his account at will. An application form for such an account appears on page 28 of this prospectus.


PRE-AUTHORIZED CHECK PLAN:

Investment Plan

Investors desiring to make monthly investments are given the option to utilize a pre-authorized check plan whereby DST Systems, Inc., as agent for the Distributor, is empowered to draft the investor's bank account monthly in the amount of $25.00 or more as specified by the investor. The proceeds of the draft will be invested in shares of the Fund at the offering price on the 5th or 20th day of the month as specified by the investor, or the next succeeding business day should the date of the draft fall on a day when the New York Exchange is not open. Forms for this purpose are available from your Dealer or by writing the Fund Underwriter.


CHECK-A-MONTH PAYMENT PLAN:

Withdrawal Plan

Under this Plan, you can advise DST Systems how many dollars you wish to receive each month or each quarter, provided your shares are worth at least $5,000 at the time the plan is initiated. However, there can be no withdrawal in excess of current account balance.

At the net asset value effective on the 15th day of each month (or effective on the closest business day) Fund shares will be sold to make up the amount of each month's payment (since all dividends and distributions are automatically reinvested at net asset value). These sales may deplete the shareholder's investment, especially in declining markets, and may create an income tax liability or credit, depending on whether the sale price is higher or lower than the shareholder's cost basis. This arrangement does not, of course, provide a guaranteed annuity.

Ordinarily, it will be disadvantageous to be making withdrawals under a Plan like this while buying shares in this or any other investment company, because you will be paying unnecessary sales charges. Accordingly, if you start a Withdrawal Plan, your Accumulation Plan open account, if one is in effect, will be terminated.

HANDLING INVESTING AND REDEMPTION TRANSACTIONS THROUGH YOUR BANK OR SAVINGS INSTITUTION;

A. Shareholders may arrange for automatic investing whereby the Transfer Agent will be authorized to initiate a debit to your bank account in a specific amount (minimum $50) to be used to purchase shares of the Fund. Scheduled automatic investments may be made any day of the month. After each automatic investment, you will receive a transaction confirmation and the debit should be reflected on the shareholder's next bank statement. The plan may be terminated by the shareholder at any time, and the Fund also may modify or terminate the plan at any time. If, however, the shareholder terminates an automatic investment plan leaving an account balance of less than $1,000, the Fund may close that account. If the applicant desires to utilize this investment option, that election should be made on the application included in this prospectus.

B. If a shareholder who has elected the check-a-month payment plan or who requests a redemption or purchase of part or all of his or her shares so requests, payment of the redemption amount may be made through the Automated Clearing House ("ACH") direct to the shareholder's bank or savings institution if the shareholder has selected that option in the application and has named a commercial bank or savings institution with a routing number to which the Transfer Agent can send the redemption proceeds. Once the ACH redemption privilege has been initiated, the shareholder or someone acting on his or her behalf may make such redemption request by calling 1-800-616-4414. He or she may also use the ACH by mailing a signed request that includes the name of the Fund, the account number and the amount to be transferred to:

                  Investors Research Fund, inc.
                  P.O. Box 419958
                  Kansas City, MO  64141

Changes in banking information, bank, account or special instructions will require a signature guarantee on the instructions.

CERTIFICATE SHAREHOLDERS REINVESTMENT PRIVILEGES:

Shareholders who may not wish to participate in the Investment Accumulation Plan or Check-a-Month Payment Plan, and who have elected to receive dividends and distributions in cash regularly, may still enjoy the privilege of electing to reinvest dividends and distributions at net asset value without sales commission by so electing within 15 days of the date of payment, and returning their dividend to the Transfer Agent for reinvestment. Such reinvestments will be made at the closing net asset value on the day the dividend or distribution is received by DST Systems.


RETIREMENT PLAN FOR THE SELF-EMPLOYED:

For those self-employed individuals who wish to purchase shares of the Fund in conjunction with the Self-Employed Individuals Tax Retirement Act of 1962, (Keogh Act), there is available through the Principal Underwriter an Agreement and Plan. The Plan has been accepted by the Federal Internal Revenue Service for adoption as a master plan by a self-employed individual. Investors Fiduciary Trust Company of Kansas City, Missouri acts as custodian of the assets represented by the shares in each Keogh Account. The Custodian will charge $12 per year to the Keogh participants for this service, and will file such information as may be required by the Internal Revenue Service or other agencies.

DST Systems,Inc., a data processing company which provides services to all shareholders of the Fund, will act as accounting and reporting agent for the Keogh Plan sponsored by the Fund. It will provide the participants with regular accountings of their investments, and with a cumulative statement at least annually of their plan assets.

The Agreement provides that normal fees as Accounting and Reporting Agent or out-of-pocket expenses (as Accounting and Reporting Agent) are not included in the above charges.

For further details, including the right to appoint a successor custodian, see the Agreement and Plan Application available through your investment dealer.

INDIVIDUAL RETIREMENT ACCOUNT:

An employed person may establish an I.R.A. plan regardless of his participation in any other retirement program, and there is available through the Principal Underwriter an individual retirement account (I.R.A.) established under the Employee Retirement Income Security Act of 1974.

The IRA sponsored by Investors Research Fund, Inc. (the Fund) is substantially identical to the model IRA approved by the Internal Revenue Service. Investors Fiduciary Trust Company of Kansas City, Missouri acts as Custodian of the assets represented by the shares in each IRA custodial account. The Custodian will charge $12 per year to IRA participants for this service, and will file such information as may be required by the Internal Revenue Service or other agencies.

DST Systems, Inc., a data processing company which provides services to all shareholders of the Fund, will act as accounting and reporting agent for the IRA plan sponsored by the Fund. It will provide the participants with regular accountings of their investments, and with a cumulative statement at least annually of their plan assets.

On the initial investment in an Individual Retirement Account, the funds are invested on the date of receipt by DST Systems. However, in compliance with Internal Revenue Service rules each individual has the right to revoke the investment in seven days by notifying DST Systems by mail or telegram, and all funds will be returned to the investor.


403 (b) RETIREMENT ACCOUNT:

The Fund offers a Plan and Custody Agreement for those employees who qualify under section 403 (b) of the Internal Revenue Code and who wish to purchase shares of the Fund in conjunction with a tax-deferred compensation arrangement. Consult your dealer or the Principal Underwriter of the Fund.


RETIREMENT PLANS:  General

All payments for Keogh Plans and IRAs must be mailed directly to DST Systems, and should not be placed through your investment dealer's normal order entering process. Make checks payable to Investors Research Fund, Inc.

As soon as practicable following each purchase for a Participant's account, DST Systems will furnish the Participant with a statement indicating (a) dollars invested and price per share, (b) the number of full and fractional shares just purchased, (c) total full and fractional shares held under the Plan, and (d) a history for the year-to-date of all transactions for the Participant's account.

The  Internal  Revenue  Code  has  several  important  restrictions   concerning
contributions to and withdrawals from Keogh Plans and IRAs. Therefore, consultation with a competent legal or financial adviser with respect to plan requirements and tax aspects is recommended.


REDEMPTION OF SHARES:

The net asset value is determined once daily as of the close of the New York Stock Exchange on each day on which said Exchange is open for trading. Redemptions are confirmed at the net asset value next to be determined, unless redemption at a specified future date is requested. The Board of Directors reserves the right to make interim determinations, of net asset value.

On behalf of the Fund, the transfer agent, DST Systems, Inc., will redeem shares from stockholders of record at the per share net asset value next to be determined after receipt of a properly executed request from a shareholder *, unless, as noted above, redemption at a future date is requested. The Fund's transfer agent is willing to accept notices of redemption to be effected on a specified business day in the future, not to exceed fifteen (15) calendar days from the date of the notice. For example, notice can be given to redeem a particular number of shares on a specified business day or a sufficient number of shares to provide a stipulated dollar amount on the last business day of a specified period (e.g., a specified year, month, week, or quarter) or any other business day. The share value at which redemption will be made will be the net asset value determined for the day specified for redemption.

Please take note, however, that market conditions can change during the period specified and neither the Fund nor DST Systems, Inc. assumes any responsibility for taking action itself to deal with any such interim market action. Nevertheless, in view of such possibility, DST Systems, Inc. will accept written instructions canceling a specific redemption request transmitted by FAX transmission and received a sufficient time prior to execution to allow cancellation. The DST Systems, Inc. FAX number for such notices is (816) 435-7123.

For a properly executed request all parties (or trustees) in whose name the shares are held should sign, and any redemption of either book shares or certificates exceeding $50,000 in value should be accompanied by a stock power or letter with the signatures guaranteed. Shareholders' signatures may be guaranteed by municipal and government securities dealers and brokers, national and registered securities exchanges and associations, savings associations, and most credit unions as well as banks, trust companies and securities brokers. The Fund's transfer agent, DST Systems, Inc., determines the acceptability of specific guarantor institutions and the form of signature guarantee presented. Be sure to identify your account number.

Requests for redemption should be sent to the transfer agent's office at the address listed on the face of this prospectus. It is suggested that all redemption requests by mail be sent Certified with return receipt. Normally payment for shares redeemed will be made by check by the Fund, mailed within seven days after receipt of the certificates or the written redemption request. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay may take up to 15 days or more. Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed other than customary week-end and holiday closings, (b) when trading on said Exchange is restricted,
(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. The redemption price will be 100% of the net asset value, but the Fund reserves the right to fix an across the board redemption fee in an amount not to exceed 1% of the net asset value. The Fund does not presently intend to charge a redemption fee.

Shares will normally be redeemed for cash, although the Corporation retains the right to redeem its shares in kind under unusual circumstances, such as an unusually large redemption, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets, at its discretion. The Corporation has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the corporation is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Corporation during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitations, the Corporation will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under Net Asset Value, page 10, and such valuation will be made as of the same time the redemption price is determined.

A shareholder may also submit his endorsed certificate through a dealer, but any dealer through whom the redemption is made may impose a service charge. It is the dealer's responsibility to transmit orders promptly.

SAFEGUARDS AGAINST FRAUDULENT REDEMPTION REQUESTS:

Our transfer agent is concerned about fraudulent redemptions requests, particularly the practice of requesting change of a shareholder's mailing address without the knowledge of the shareholder. The criminal then requests redemption of some or all of the shareholder's shares, with check to be sent to the new address. All of that without the knowledge of the shareholder. Accordingly the Fund will no longer honor a redemption request which is received less than (60) sixty days after the requesting shareholder's record address hass been changed unless the request is accompanied by a guarantee of the shareholder's signature. Please refer to the above section for a discussion of signature guarantees. Additionally, any changes in a shareholder's banking information to be effective after the initial information has been received by the Fund or the transfer agent will require that the request be accompanied by a signature guarantee.

REINVESTMENT of REDEMPTION PROCEEDS:

A shareholder who has had shares redeemed and has not previously exercised this reinstatement privilege may, within 9 months after the date of the redemption, reinstate any portion or all of the proceeds of such redemption in shares of the Fund at net asset value next determined after a reinstatement request. This reinvestment request must be accompanied by the full amount of the proceeds to be reinvested, and sent to the Transfer Agent.


INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTION and TAXES:

Ordinary Investment Income. The Fund has complied with Sub-Chapter M of the Internal Revenue Code in every year and intends to comply with provisions of the Federal Internal Revenue Code, and to distribute annually on or about the last business day of December substantially all of its net ordinary investment income, if any. This policy will relieve the Fund of income tax liability on such income under said Code. The Fund also intends to meet the distribution requirements imposed by the Code to avoid the imposition of the 4% excise tax. The distribution will be made in additional shares of the Fund unless the shareholder has notified the transfer agent, DST Systems, that he prefers to receive cash.

Capital Gains. If net gains are realized from the sale of assets during any year, the Directors will decide whether or not to distribute them. If a distribution is made, it will be made in additional shares of the Fund unless the shareholder has notified the transfer agent, DST Systems, that he prefers cash, and will be made but once annually on or about the last business day of December. If these gains are not distributed, the Fund will pay the Federal Income Tax assessed thereon, if any, and advise each shareholder of the amount of the tax credit to which he will then be personally entitled.

Approximately 3% of the net asset value of the shares at September 30, 1996 represents net unrealized appreciation. Net gain on sale of securities when realized and distributed, whether paid in cash or additional shares, is taxable. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above.

To the extent that a regulated investment company distributes the excess of its net gain over its net loss, such gain is not taxable to the company but is taxable to the shareholder, irrespective of how long the shareholder may have held his shares.

Special Note. When declared, all ordinary income and capital gain distributions immediately reduce the net asset value of the shares by a like amount. Therefore when shares are purchased just before the declaration date, the distribution received by that shareholder constitutes a direct return of his capital even though subject to taxation.


PLAN of DISTRIBUTION UNDER RULE 12b-1:

On March 30, 1993, the Fund adopted a plan of distribution pursuant to the S.E.C.'s Rule 12b-1. The plan became effective April 1, 1993. During Fiscal 1996, the Fund expended $50,356 pursuant to this plan. The plan authorizes the Fund to make certain payments to broker-dealers who have engaged in the marketing and distribution of the Fund's shares and who are available to provide services to the Fund's shareholders. The payments are made quarterly and are based on the value of shares held by Fund shareholders for whom the registered representative is broker of record. Currently, all of the payments represent compensation to underwriters, dealers and sales personnel for services to shareholders of the Fund. No director or other interested person of the Fund has any direct or indirect financial interest in the operation of the plan or its related agreements.

The Fund believes that the existence of the Plan has enhanced the service level to Fund shareholders.


                Illustration of an Assumed Investment of $10,000
                         in the Investors Research Fund

                               [GRAPHIC OMITTED]

The graph compares the results of a $10,000 original investment in the Investors Research Fund in two different investment scenarios over the life of the fund. The first being with capital gains income distribution and dividends reinvested and the second being with capital gains income distributions and dividends received in cash

                 TERMS AND CONDITIONS OF STATEMENT OF INTENTION

Subject to conditions specified below each purchase will be made at the public offering price applicable to a single transaction of the dollar amount indicated on the application as described in the then effective Prospectus. I understand that this reduction in the distribution charge and offering price does not apply to investments directly into an Investment Accumulation Plan nor will such investments apply toward the completion of the "Statement."

I understand that after having purchased the amount indicated above, I may continue purchases for the balance of the period at the public offering price applicable to such amount. I also understand that I may, at any time during the period, revise upward my stated intention and that such a revision shall, for all subsequent purchases, be treated as a new Statement of Intention (including escrow of additional shares) except as to the period of this statement, which shall remain unchanged. There will be no retroactive reduction of the distribution charge already paid on purchases made prior to such revision.

I make no commitment to purchase shares, but I agree that if purchases are made within thirteen (13) months from this date do not aggregate the amount specified on the application I will pay the increased amount of distribution charge prescribed in the terms of escrow set forth below. It is understood that 5% of the dollar amount checked on the reverse side will be held in escrow in the form of shares (computed to the nearest full share) registered in my name. These shares will be held by the Escrow Agent and will be subject to the terms of escrow referred to above.

I further understand that the privilege of purchasing shares at a reduced distribution charge over a thirteen month period may be withdrawn as to future purchases upon information that the shares are being resold or transferred by me within the thirteen month period.

To assure that I will benefit from the reduced public offering price on future purchases, my dealer must refer to this statement of intention in placing each future order by me for shares of the Fund specified above while this statement is in effect.

                                TERMS OF ESCROW

1. Out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in the Statement of Intention shall be held in escrow by the Escrow Agent, DST Systems, Inc. in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the name of the purchaser. For instance, if the minimum amount specified under this Statement is $25,000 and the public offering price applicable to transactions of $25,000 is $10 a share, 125 shares ($1,250 worth) would be held in escrow. All dividends and any capital gains distributions on the escrowed shares will be paid directly to the purchaser or to his order.

2. If the purchaser completes the total minimum investment specified under this Statement within the thirteen month period, the escrowed shares will be delivered to the purchaser or to his order promptly upon completion.

3. If the intended investment is not completed, the purchaser will remit to DST Systems, Inc. an amount equal to the excess of the distribution charge applicable to a single purchase in the aggregate amount actually paid by him over the distribution charge actually included in such aggregate amount. If the purchaser does not within 20 days after written request by Diversified Securities Inc. or his dealer pay such difference in distribution charge, the Escrow Agent, upon instructions from Diversified Securities, Inc. will cause to be redeemed an appropriate number of the escrowed shares in order to realize such difference. If the proceeds from such a redemption are inadequate for such purpose, the purchaser shall be liable to DST Systems, Inc. for the difference.

4. The purchaser hereby irrevocably constitutes and appoints the Escrow Agent his attorney with full power of substitution in the premises to surrender for redemption any or all escrowed shares on the books of the Fund.

5. Full shares remaining after the redemption referred to in Item 3, together with any excess cash proceeds of the shares so redeemed, will be delivered to the purchaser or to his order by the Escrow Agent.

                REQUIREMENT THAT PURCHASE COMPLY WITH RULE 22d-1

Rule 22d-1 under the Investment Company Act of 1940, supervised by the Securities and Exchange Commission, provides that reduced rates on large transactions are limited to purchases made by the following: An individual, or an individual, his spouse, and their children under 21 purchasing securities for his (their) own account; and a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account (including a pension, profit sharing, or other employee benefit trust created pursuant to a Plan qualified under Section 401 of the Internal Revenue Code). Such rates are not allowable to a group of individuals whose funds are combined, directly or indirectly, for the purchase of securities or to a trustee, agent, custodian or their representative of such a group.

Sponsor: DIVERSIFIED SECURITIES, INC.          Transfer Agent: DST Systems, Inc.
P.O. Box 357                                   P.O. Box 419958
3701 Long Beach Blvd.                          Kansas City, Missouri 64141
Long Beach, California 90801
                         INVESTORS RESEARCH FUND, INC.
================================================================================
TYPE OF ACCOUNT (Check one only):                       BASIS FOR OPENING MY
I. [] INVESTMENT ACCUMULATION PLAN                        ACCOUNT (Check as
                                                          Appropriate):
 Income Dividends are to be   [] Reinvested  [] Paid in   [] I enclose a check
 Capital Gains Distributions                    cash          in the amount of
   are to be                  [] Reinvested  [] Paid in       $______________
 [] Hold shares on deposit OR                   cash      [] I attach
 [] Issue certificate and                                    Certificates
    deliver to                [] Dealer OR   [] Investor     for__________shares
                                                          [] Wire Order
                                                             (see attached)
II. []CHECK-A-MONTH PAYMENT PLAN (All payments are processed at the net asset value effective on the 21st day of the month (Minimum investment is $5,000). Type of Plan: [] Monthly or [] Quarterly Send check in amount of $ (not less than $50) Make check payable to: [] Registered Owner(s) as shown below Or [] Other Payee (see attached)
--------------------------------------------------------------------------------
III.REGISTRATION INFORMATION:                   REGISTRATION ADDRESS:
    Owner(s)____________________________        Street or
    ____________________________________        P.O. Box________________________
    In the case of two or more  owners,         City ___________________________
    the account  will be registered             State __________ Zip ___________
    "Join  Tenants" unless otherwise specified.
    Soc. Sec. Number ___________________  Citizenship:  [] U.S. [] Other________

If you fail to supply the Fund with your correct Social Security Number or Tax Identification Number you will be subject to a $50 penalty. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which is subject to backup withholding, you may be subject to a $500 penalty and to certain criminal penalties, including fines and imprisonment.
                 (See IRS Certification Information on reverse)
--------------------------------------------------------------------------------
IV.  Authorization for Automated Clearing House Transfer
          Investments and/or Redemptions
[]A. Investments - I (we) hereby authorize the Fund's Transfer Agent to have the amount shown below transferred automatically from my (our) account as indicated and invested in my (our) Investors Research Fund account. I can indicate any day between the 3rd and 28th of the month.
     [] Monthly, transfer $______________ on the ______ day of the month.
     [] Quarterly, transfer $______________ on the _______ day of January,
                             April, July and October.
[]B. Redemption  - I (we)  hereby  elect  to use the  Automated  Clearing  House transfer  facilities  in the  event I (we)  should  redeem  any of my (our)
     shares.
     ___________________________________          ______________________________
     Name of Bank or Savings Institution          Account Number at that Bank or
                                                       Savings Institution
Type of account: [] Checking     [] Savings
YOU MUST ATTACH A VOIDED CHECK OR ENCODED DEPOSIT SLIP. YOUR REQUEST CANNOT BE PROCESSED WITHOUT IT.
--------------------------------------------------------------------------------
V. STATEMENT OF INTENTION. Although I am not obligated to do so, it is my intention to purchase shares of INVESTORS RESEARCH FUND, INC. over a period of thirteen months in accordance with the provisions provided on page 13 of the Fund's prospectus. The aggregate amount of such purchase(s) to be at least equal to the amount indicated below:
     [] $25,000 [] $50,000 [] $100,000 [] $250,000 [] $500,000 [] $1,000,000
                    Accepted by Diversified Securities, Inc.

By ______________________Escrow Shares ____________ Expiration Date ____________
--------------------------------------------------------------------------------
VI. TO BE EXECUTED BY DEALER: The undersigned desires to act as a dealer for this account and hereby enters into the dealer agreement on the reverse side of this application.
    Unregistered shares are being held by the Distributor for this plan:
 ___________         _____________      __________     Dealer's Name and Address
 Invoice No.         No. of Shares      Trade Date       (Main Office Only)
                                                       _________________________
 ______________________________________                |                       |
 Representative's Last Name and Number                 |                       |
 ______________________________________                |                       |
 Dealer Branch in Which Plan Originated                _________________________
 ______________________________________
 Authorized Signature of Dealer                                (see over)
--------------------------------------------------------------------------------

                                DEALER AGREEMENT

Under these plans, the dealer signing the application acts as principal in all purchases of Fund shares and appoints the Transfer Agent as its agent to execute the purchases, confirm each purchase for the investor, and transmit to the investor each new prospectus of the Fund. The Transfer Agent remits monthly to the dealer the amount of its commissions. The dealer hereby guarantees the genuineness of the signature(s) on the application and represents that he is a duly licensed dealer and may lawfully sell Fund shares in the state designated as the Investor's mailing address, and that he has entered into a Selling Group Agreement with Diversified Securities Inc. with respect to the sale of Fund shares. The dealer signature on the reverse side of this application signifies acceptance of the concession terms, a signature guarantee, and acceptance of responsibility for obtaining additional sales charges if specified purchases are not completed.

                         IRS CERTIFICATION INFORMATION

As required by law, the Fund is to withhold Federal Income tax equal to 20% from income dividends, capital gains distributions and redemption payments if you do not provide the Fund with your correct social security or other taxpayer identification number. In addition, the Fund is required to withhold from income dividends and capital gains distributions, but not redemption payments, if you do not certify to the Fund that you are not subject to backup withholding due to notification by the Internal Revenue Service of under reported interest or income from dividends, including those which would otherwise be reinvested in additional shares of the Fund.

      PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

--------------------------------------------------------------------------------
                       [] New Account     Part II:
                                          A.     [] I have    [] I have NOT
Name                                             been notified by the IRS that
    _________________________                    I am subject to Backup
        Please Print                             Withholding as a result of a
                                                 failure to report dividend or
Address                                          interest income.
        _____________________________
_____________________________________      B.    [] The IRS has notified me that
_____________________________________            I am no longer subject to
_____________________________________            Backup Withholding.
--------------------------------------------------------------------------------
Part I:                                  Part III:
A.  Social Security Number or Tax I.D.
    Number
                                                   NON-RESIDENT ALIEN
       __ __ __  __ __  __ __ __ __      Under penalties of perjury, I certify
                                         that I am neither a citizen nor a
                                         resident of the United States.
B.  I do not have a TIN, but I have
    applied for or intend to apply for
    one. I understand that if I do not   _____________________________________
    provide this number within 60 days,    Signature  (Non-Resident  Alien)
    the required 20% withholding will
    apply.
--------------------------------------------------------------------------------
Under Penalties of perjury, I  certify   If Further information is needed.
that  the  information on this form is   consult your tax adviser.
true, correct and complete

_____________________________________    _____________________________________
 Signature                      Date      Signature                     Date

_____________________________________    _____________________________________
 Signature                      Date      Signature                     Date

PERFORMANCE INFORMATION:

From time to time, Investors Research Fund may state its total return in advertisements and investor communications. Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains, thus reflecting actual performance over the stated period. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return, or other performance data on the Fund, will normally be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment in the Fund. The value of the $1,000 investment is then ascertained at the end of the stated period (one year, five years, ten years, and the life of the fund) as if the shareholder had redeemed his or her investment at that time. Thus, the calculation takes into consideration the maximum sales charge, all distributions, and whatever capital appreciation and depreciation occurred during the particular period. Taxes are not deducted. Finally, by use of a mathematical formula, the final increase or decrease is given on the basis of an average annual return which, compounded annually, would have produced an amount equaling the redemtion value at the end of the period stated. Aggregate total return is calculated in a similar manner except that the results are not stated on an annualized basis.

The result is that each such calculation assumes that the maximum sales charge was deducted from the initial $1,000 investment at the time it was made and that all dividends and distributions were reinvested at net asset value on the reinvestment dates during the particular period stated. It is to be noted that averaging the total return over a period creates a hypothetical rate of return that, if achieved annually, would have produced the same total return with performance constant over the entire period. Averaging has the affect of smoothing out year to year variations; actual year by year results almost always differ from each other to some extent, but the ending total return is the same in both presentations.

The performance of the Fund may be compared to that of various indexes of investment performance published by third parties (including, for example, and not limited to, The Dow Jones Industrial Average. The S&P 500, and the NASDAQ Composite Index). Also, the Fund's standard performance may be compared to the Fund's performance calculated as if no sales charges were deducted.


From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current or average total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.


OTHER SERVICES:

United Missouri Bank, 928 Grand Avenue, Kansas City, Missouri 94141, is the Fund's custodian, and as such is responsible for safekeeping of securities in the Fund.

Timpson Garcia, 1610 Harrison Street, Oakland, CA 94612, is the Fund's independent accountant and annually audits the financial statements of the Fund. For a more complete description of the duties performed by the independent accountant, see page 34 of this document.


SHAREHOLDER'S INQUIRIES:

In the event a shareholder should have any question concerning his or her individual records or matters of shareholder accounting, he or she should direct the inquiry in writing to DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, (800) 616-4414 or (816) 435-1089. In the event a shareholder should desire information relating to general operations of the Fund, he or she should write to Investors Research Fund, Inc., 3916 State Street, Suite 3C, Santa Barbara, CA 93105, or (800) IRFUND1 or (805) 569-3253.

                         INVESTORS RESEARCH FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
          with Dividends and Capital Gains Distributions Reinvested in
 Additional Shares and Calculated on the Basis of the Current Sales Commission

The table below covers a period from March 3, 1959 to Sept. 30, 1996 the life of the Fund. While this period, on the whole, was one of generally rising common stock prices, it also included some interim periods of substantial market decline. The results shown should not be considered as a representation of the dividend income or capital gains or loss which may be realized from an investment made in the Fund today.


                   Cost                             Net Asset Value of Shares Accumulated
                              Total Cost
Year        Annual Cumulative  Including  Initially   Capital   Subtotal   Investment    Total
Ended    Dividends  Dividends   Invested                Gains                  Of        Value
12/31     Invested   Invested  Dividends           Distribution             Dividends


1959-65   $    810   $    810   $ 10,810   $ 13,873   $  5,125   $ 18,998   $  1,058   $ 20,056
1966-70   $  1,424   $  2,234   $ 12,234   $ 11,628   $ 12,344   $ 23,972   $  2,196   $ 26,168
1971-75   $  2,699   $  4,933   $ 14,933   $ 12,268   $ 18,436   $ 30,704   $  5,225   $ 35,929
1976-80   $  4,670   $  9,603   $ 19,603   $ 23,614   $ 59,198   $ 82,812   $ 17,036   $ 99,848
   1981   $  1,624   $ 11,227   $ 21,227   $ 13,254   $ 58,111   $ 71,365   $ 11,196   $ 82,561
   1982   $  5,265   $ 16,492   $ 26,492   $ 18,671   $ 81,860   $100,531   $ 21,334   $121,865
   1983   $      0   $ 16,492   $ 26,492   $ 20,092   $111,063   $131,155   $ 22,958   $154,113
   1984   $  6,188   $ 22,680   $ 32,680   $ 17,633   $106,658   $124,291   $ 26,496   $150,787
   1985   $  3,614   $ 26,294   $ 36,294   $ 19,324   $127,301   $146,625   $ 32,621   $179,246
   1986   $  1,069   $ 27,363   $ 37,363   $ 19,862   $174,676   $194,538   $ 34,561   $229,098
   1987   $  2,659   $ 30,022   $ 40,022   $ 18,978   $198,019   $216,997   $ 35,901   $252,898
   1988   $  8,601   $ 38,623   $ 48,623   $ 18,094   $188,799   $206,893   $ 42,949   $249,842
   1989   $  4,827   $ 43,450   $ 53,450   $ 21,667   $226,078   $247,745   $ 56,189   $303,934
   1990   $ 13,634   $ 57,084   $ 67,084   $ 18,018   $220,011   $238,029   $ 60,453   $298,482
   1991   $  4,137   $ 61,221   $ 71,221   $ 25,125   $310,784   $335,909   $ 88,768   $424,677
   1992   $  4,805   $ 66,026   $ 76,026   $ 18,479   $294,064   $312,543   $ 70,066   $382,609
   1993   $  4,375   $ 70,401   $ 80,401   $ 17,902   $317,716   $335,618   $ 72,295   $407,913
   1994   $ 41,929   $112,330   $122,330   $ 14,368   $279,267   $293,635   $100,154   $393,789
   1995   $ 40,017   $114,021   $162,347   $ 15,290   $297,188   $312,478   $146,615   $459,093
9-30-96   $      0   $161,640   $162,347   $ 16,636   $323,323   $339,959   $159,508   $499,467


The total cost figure represents the initial cost of $10,000 plus the cumulative amount of income dividends reinvested, but a sales commission of 5.75% is included only on the initial $10,000 investment as all shareholders enjoy the privilege of reinvesting dividends and distributions without sales charge. The dollar amounts of capital gains distributions accepted in shares were: 1959 nil; 1960 $208; 1961 nil; 1962 $85; 1963 nil; 1964 $1,126; 1965 $2,358; 1966 $697;
1967 $2,566;  1968 $2,291;  1969 $4,582;  1970 nil; 1971 nil; 1972 $6,359;  1973
nil; 1974 nil; 1975 nil;  1976 nil;  1977 nil;  1978 $4,417;  1979 $7,020;  1980
$4,699; 1981 $25,175;  1982 nil; 1983 $23,281;  1984 $9,113; 1985 $10,687;  1986
$46,198;  1987 $29,252;  1988 nil; 1989 nil;  1990  $32,354;  1991 $3,756;  1992
$65,668; 1993 $32,447; 1994 $24,095; 1995 nil. Total $338,434.

No adjustment has been made for any income taxes payable by shareholders on capital gains distributions and dividends reinvested in shares.

In this illustration the dollars invested over the life of the Fund yielded a total return of +4,895%, or an average annual compound total return of +10.76% per year.


                         INVESTORS RESEARCH FUND, INC.
     SUMMARY OF REGULAR INVESTING OVER THE PAST 37 1/2 YEARS $100 PER MONTH
                             (The Life of the Fund)

                               [GRAPHIC OMITTED]


Illustration of An Assumed Continuous Investment Program in terms of investments of $100 per month with Dividends and Capital Gains Distributions accepted in shares. Covers the period from March 3, 1959 to Sept. 30, 1996 - the life of the Fund. While this period, on the whole, was one of generally rising common stock prices, it also included some interim periods of substantial market decline.

The results shown should not be considered as a representation of the dividend income or profit or loss which may be realized from an investment made in the Fund today. Such systematic investment plans cannot assure a profit or protect against depreciation in declining markets. No adjustment has been made for any income taxes payable by shareholders on capital gains income distributions accepted in shares.


                         Investors Research Fund, Inc.
 Summary of Regular Investing Over the Past 37 1/2 Years (The Life of the Fund)
                           Monthly Investments of $100

Total Investment since March 3, 1959...............................  $    45,100
Income Dividends for Period   Invested.............................      192,054
Total Investment Cost   Including Invested Dividends...............  $   237,154
Value of Investment on September 30, 1995*.........................  $   645,113

* Includes value of shares accepted as capital gains distributions. The total dollar amounts of the distributions (at the time shares were acquired) were $414,039.


                           COST                             CUMULATIVE NET ASSET VALUE OF SHARES

                                          Total Cost                 As                   From
Year     Cumulative    Annual  Cumulative Including      Through   Capital      Sub    Investment    Total
Ended      Monthly   Dividends  Dividends  Invested      Monthly +   Gain   =  Total  +    of     =  Value
12/31    Investments Invested   Invested  Dividends   Investments Distributions         Dividends

1959-65   $  8,200   $    363   $    363   $  8,563     $ 10,181   $  2,968   $ 13,149   $    466   $ 13,615
1966-70   $ 14,200   $  1,204   $  1,567   $ 15,767     $ 13,222   $  9,171   $ 22,393   $  1,503   $ 23,896
1971-75   $ 20,200   $  2,805   $  4,372   $ 24,572     $ 19,365   $ 14,978   $ 34,343   $  4,615   $ 38,958
1976-80   $ 26,200   $  5,486   $  9,858   $ 36,058     $ 46,346   $ 56,913   $103,259   $ 17,049   $120,308
   1981   $ 27,400   $  1,978   $ 11,836   $ 39,236     $ 26,746   $ 62,252   $ 88,998   $ 11,559   $100,557
   1982   $ 28,600   $  6,482   $ 18,318   $ 46,918     $ 39,217   $ 87,694   $126,911   $ 23,131   $150,042
   1983   $ 29,800   $      0   $ 18,318   $ 48,118     $ 43,213   $122,829   $166,042   $ 24,892   $190,934
   1984   $ 31,000   $  7,716   $ 26,034   $ 57,034     $ 38,998   $119,251   $158,249   $ 29,760   $188,009
   1985   $ 32,200   $  4,531   $ 30,565   $ 62,765     $ 43,886   $143,746   $187,632   $ 37,108   $224,740
   1986   $ 33,400   $  1,346   $ 31,911   $ 65,311     $ 46,060   $202,929   $248,989   $ 39,440   $288,429
   1987   $ 34,600   $  3,359   $ 35,270   $ 69,870     $ 44,948   $233,206   $278,154   $ 41,321   $319,475
   1988   $ 35,800   $ 10,905   $ 46,175   $ 81,975     $ 43,982   $222,348   $266,330   $ 50,452   $316,782
   1989   $ 37,000   $  6,140   $ 52,315   $ 89,315     $ 53,892   $266,251   $320,143   $ 66,470   $386,613
   1990   $ 38,200   $ 17,396   $ 69,711   $107,911     $ 45,803   $262,250   $308,053   $ 72,789   $380,842
   1991   $ 39,400   $  5,292   $ 75,003   $114,403     $ 65,294   $370,799   $436,093   $107,219   $543,312
   1992   $ 40,600   $  6,162   $ 81,165   $121,765     $ 48,984   $356,700   $405,684   $ 84,986   $490,670
   1993   $ 41,800   $  5,624   $ 86,789   $128,589     $ 48,563   $387,766   $436,329   $ 88,009   $524,338
   1994   $ 43,000   $ 54,019   $140,808   $183,808     $ 39,934   $342,488   $382,422   $124,914   $507,336
   1995   $ 44,200   $ 51,246   $192,054   $236,254     $ 43,458   $364,466   $407,924   $184,197   $592,121
9-30-95   $ 45,100   $      0   $192,054   $237,154     $ 48,200   $396,517   $444,717   $200,396   $645,113

* The total cost figure represents the cumulative total of monthly investments of $100 plus the cumulative amount of income dividends invested, but includes a sales charge of 5.75% (subject to discount under right of accumulation) only on shares purchased through monthly investments. No adjustment has been made for any income taxes payable by shareholders. The dollar amounts of capital gain distributions accepted in shares were: 1959 nil; 1960 $43; 1961 nil; 1962 $27; 1963 nil; 1964 $642; 1965 $1,461; 1966 $486; 1967 $1,915; 1968 $1,805; 1969
$3,770; 1970 nil; 1971 nil; 1972 $6,122; 1973 nil; 1974 nil; 1975 nil; 1976 nil;
1977 nil; 1978 $5,053; 1979 $8,196;  1980 $5,564;  1981 $30,132;  1982 nil; 1983
$28,344;  1984 $11,166; 1985 $13,168; 1986 $57,156; 1987 $36,313; 1988 nil; 1989
nil; 1990 $40,568;  1991 $4,722; 1992 $84,441;  1993 $41,819;1994  $31,126; 1995
nil. Total $414,039.

Comparison of the Investors Research Fund to Standard & Poor's 500 Stock Index

                               [GRAPHIC OMITTED]


The average annual compound rate of Total Return for the 1, 5, and 10 year periods ended September 30, 1996 was +8.08%, +5.54%, and +7.70% respectively. Total Return quotations reflect the deduction of the maximum initial sales charge, deduction of proportional shares of Fund expenses, and assume that all dividends and distributions are reinvested when paid.

Past performance is not predictive of future performance.

                          INDEPENDENT AUDITOR'S REPORT



To the Shareholders and
 Board of Directors
Investors Research Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Investors Research Fund, Inc., including the securities in the Fund, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the four years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits. The selected per share data and ratios for the year ended September 30, 1992, were audited by other auditors whose report dated October 13, 1992, expressed an unqualified opinion on the per share data and ratios.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Investors Research Fund, Inc. as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


                                                                  TIMPSON GARCIA


Oakland, California
October 18, 1996

                          INVESTORS RESEARCH FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1996


                                   A S S E T S



Investments in securities, at market
 (cost $29,584,352) (Note 1)                               $          30,491,151

Cash                                                                      96,332

Receivables - dividends from common stocks                                70,661

Other assets                                                              31,407
                                                           ---------------------


                                                           $         $30,689,551



                                        L I A B I L I T I E S



Investment securities purchased        $        146,730
Investment advisory fees (Note 2)                35,115
Other expenses                                   65,578                 $247,423
                                        ---------------    ---------------------




        Net assets at September 30, 1996                   $         $30,442,128
                                                           =====================



       Net assets value per share on 7,032,451
        shares outstanding (Note 3)                                       $4.329
                                                           =====================


       Maximum offering price per share
        (100/94.25 of $4.329)                                             $4.593
                                                           =====================




See Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

                             SECURITIES IN THE FUND

                               September 30, 1996
Number of
Shares or                                                                 Quoted
Principal                                                                 Market
Amount                               Common Stocks                         Value

                              AUTO & AUTO PARTS ( 4.8%)
 16,200               Chrysler Corp                          $           463,725
  5,900               Dana Corp                                          178,475
 13,600               Ford Motor                                         425,000
  9,150               Genuine Parts                                      400,312

                              BANKS (5.7%)
  2,400               Barnett Banks Inc                                   81,000
  1,400               CoreStates Financial                                60,550
  6,700               Mellon Bank Corp                                   396,975
 12,300               Morgan (J.P.)                                    1,093,163
  3,900               Signet Banking                                     104,325

                              CHEMICAL  (10.7%)
  8,500               Betz Laboratories                                  446,250
  1,600               Dow Chemical                                       128,400
 10,600               duPont (El) deNemours                              934,125
 14,100               Lubrizol Corp                                      405,375
 16,000               Minnesota Mining & Mfg                           1,116,000
  6,100               Nalco Chemical                                     221,125

                              COPPER (1.2%)
  5,800               Phelps Dodge                                       371,925

                              DIVERSIFIED COMPANIES (1.3%)
 15,300               Ogden Corp                                         307,913
    900               TRW Inc.                                            83,700

                              DRUGS (1.3%)
  5,700               Merck & Co                                         401,137

                              ELECTRICAL EQUIPMENT (5.8%)
 10,400               Cooper Industries                                  449,800
  9,800               General Electric                                   891,800
 11,600               Phillips Electronics NV                            416,150

Number of
Shares or                                                                 Quoted
Principal                                                                 Market
Amount                               Common Stocks                         Value

                              ELECTRICAL UTILITIES (3.8%)
 12,300               New England El Sys                     $           382,838
 14,500               Public Service Enterprises                         387,875
 13,700               Western Resources                                  399,013

                              ELECTRONICS (1.4%)
 10,600               AMP Inc                                            410,750

                              ENVIRONMENTAL (0.8%)
 15,000               Safety-Kleen                                       247,500

                              FOOD PROCESSING (5.3%)
  7,000               General Mills                                      422,625
  9,800               Heinz (H.J.)                                       330,750
 11,500               Quaker Oats                                        418,312
 12,100               Sara Lee Corp                                      432,575

                              FOOD WHOLESALE (1.3%)
 14,100               Supervalu Inc                                      387,750

                              INSURANCE  (1.8%)
  3,800               Lincoln Natl Corp                                  166,725
  1,150               Marsh & McLennan                                   111,694
  5,600               Torchmark Corp                                     256,900

                              MACHINERY (2.7%)
  8,700               GATX Corp                                          406,725
 12,600               TRINOVA Corp                                       398,475

                              MARITIME (1.0%)
 12,000               Alexander & Baldwin                                294,000

                              MEDICAL SUPPLIES (2.1%)
  8,100               Abbott Laboratories                                398,925
  6,900               Bausch & Lomb                                      253,575

                              METAL FABRICATING  (1.3%)
 10,200               Timken Co                                          400,350

Number of
Shares or                                                                 Quoted
Principal                                                                 Market
Amount                               Common Stocks                         Value

                              NATURAL GAS (1.1%)
  1,500               Tenneco Inc                            $            75,188
 11,500               Valero Energy                                      253,000


                              OFFICE EQUIPMENT  (1.2%)
 20,300               Moore Corp Ltd                                     373,013

                              PAPER & FOREST PRODUCTS (8.1%)
  7,600               Consolidated Papers                                395,200
 26,500               International Paper                              1,126,250
  9,800               Rayonier Inc                                       389,550
 12,700               Stone Container                                    196,850
  7,500               Union Camp                                         366,562

                              PETROLEUM (11.4%)
 18,600               Chevron Corp                                     1,164,825
 13,000               Exxon Corp                                       1,082,250
    600               Mobil Corp                                          69,450
 12,700               Texaco Inc                                       1,168,400

                              PRECISION INSTRUMENTS (4.6%)
 13,100               Eastman Kodak                                    1,028,350
 21,200               EG & G Inc                                         378,950

                              PUBLISHING (1.2%)
 18,100               Jostens Inc                                        377,838

                              RAILROAD (0.5%)
  1,500               Norfolk Southern                                   137,063

                              RETAIL (1.3%)
 13,300               Limited Inc                                        254,362
  2,800               Penney (J.C.)                                      151,900

                              SECURITIES BROKERAGE (0.1%)
  1,100               Edwards (AG) Inc                                    32,037

                              STEEL (1.3%)
 14,300               USX-US Steel Group                                 407,550

Number of
Shares or                                                                 Quoted
Principal                                                                 Market
Amount                               Common Stocks                         Value

                              TELECOMMUNICATIONS (3.0%)
  3,500               AT & T Corp                            $           182,875
  1,500               Sprint Corp                                         58,312
 13,400               Telefonica de Argentina ADS                        333,325
  5,900               Telefonica de Espana ADS                           328,187

                              TOBACCO (4.3%)
  7,600               American Brands                                    321,100
 10,900               Philip Morris Cos                                  978,275
                                                             -------------------



                           Total common stock (90.4%)
                            (cost $26,608,445)               $        27,515,244




$3,000,000            U.S. TREASURY BILLS -
                       due November 29,1996 (9.8%)                     2,975,907
                                                             -------------------



                            Total assets (100.2%)            $        30,491,151


                      Less: excess of payables over cash
                       and other assets (0.2%)                            49,023
                                                             -------------------






                            Net assets (100.0%)              $        30,442,128
                                                             ===================








See Notes to Financial Statements.

                         INVESTORS RESEARCH, FUND, INC.

                             STATEMENT OF OPERATIONS

                          Year Ended September 30, 1996




Investment income:
     Dividends                                     $   2,508,365
     Interest                                             87,061
     Other (Note 4)                                        5,195
                                                   -------------

             Total investment income                                $  2,600,621


Expenses:
     Investment advisory fee (Note 2)              $     145,654
     Legal, accounting and auditing                      101,834
     Transfer agent fee                                   55,938
     12b-1 distribution fees                              50,356
     Custodian fee                          $  24,062
     Less credits earned (Note 5)               6,120     17,942
                                            ---------
     Salaries - officer                                   14,400
     Salaries - other                                     30,073
     Insurance                                            26,358
     Taxes                                                30,603
     Notices to investors                                 29,515
     Directors' fees                                      17,750
     Registration fees                                    15,394
     Miscellaneous                                         1,690
                                                   -------------


             Total expenses                                              537,507
                                                                    ------------


             Net investment income                                  $  2,063,114


Realized and unrealized gain (loss) on investments:
     Net realized gain                             $   2,576,382
     Net decrease in unrealized appreciation of
      investments during the year                      (382,533)
                                                   -------------

          Net gain on investments                                      2,193,849



          Net increase in net assets resulting from operations      $  4,256,963
                                                                    ============



See Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                     Years Ended September 30, 1996 and 1995


                                                      1996              1995
(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income                       $  2,063,114       $   522,843
     Net realized gain (loss) on investments        2,576,382          (136,509)
     Net change in unrealized appreciation
      of investments                                 (382,533)        2,123,911
                                                 ------------       -----------

      Net increase in net assets
       resulting from operations                 $  4,256,963       $ 2,510,245
                                                 ------------       -----------

  Distributions paid to shareholders:
    From net investment income                   $   (515,788)      $(3,952,096)
    From net realized gain on investments          (2,063,154)       (2,099,817)
                                                 ------------       -----------

     Total distributions to shareholders         $ (2,578,942)      $(6,051,913)
                                                 ------------       -----------

  Fund share transactions:
    Proceeds from sale of Fund shares            $    288,486       $   922,757
    Proceeds from reinvestment of distributions
     from net
     investment income and net realized gain
     on investments                                 2,239,506         5,418,536
    Cost of shares redeemed from shareholders      (5,777,015)       (7,256,192)
                                                 ------------       -----------

      Net (decrease) in net assets due to
       fund share transactions                   $ (3,249,023)      $  (914,899)
                                                 ------------       -----------

      Total (decrease) in net assets             $ (1,571,002)      $(4,456,567)

NET ASSETS:
  Beginning of year                                32,013,130        36,469,697
                                                 ------------       -----------


  End of year                                    $ 30,442,128       $32,013,130
                                                 ============       ===========



NET ASSETS CONSIST OF:
  Fund shares at par                             $  7,032,451       $ 7,806,337
  Paid in capital                                  19,973,211        22,532,049
  Undistributed net investment income               2,153,869           522,843
  Undistributed net realized gain (loss)
   on sale of investment securities                   375,798          (137,430)
  Unrealized appreciation of investment
  securities                                          906,799         1,289,331
                                                 ------------       -----------

                                                 $ 30,442,128       $32,013,130
                                                 ============       ===========


See Notes to Financial Statements.

                          INVESTORS RESEARCH FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS



Note 1.  Significant Accounting Policies

     Investors Research Fund is registered under the Investment Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the State of Delaware.

     Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     Security valuations:

          A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Short-term obligations (U.S. Treasury Bills) are valued at amortized cost which approximates market value.

     Security transactions and related investment income:

          Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses on security transactions are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Distributions to shareholders:

          Dividends to shareholders are recorded on the ex-divided date. Net investment income and net realized gains from security transactions are generally distributed at December 31 of each calendar year. See
          Note 9.

     Income taxes:

          The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Note 2.      Affiliated Party Transactions - Investment Advisory Fee

     The Fund has entered into an investment advisory agreement with Lakeview Securities Corporation (Advisor). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of one-half of one percent (0.5%) of the Fund's average daily net assets, payable quarterly. This agreement requires the Advisor to reduce its fees or, if necessary, make payments to the Fund to the extent required to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale. There were no excess expenses absorbed by the Advisor during the year.

     Messrs. Robert P. Moseson and Fredric J. French, directors of the Fund, are President and a Director of Lakeview Securities Corporation and President of the Arms Companies Division of Lakeview Securities Corporation, respectively.

     The Fund does not directly compensate directors affiliated with the Advisor.


Note 3.      Capital Stock (Fund Shares)

     At September 30, 1996, there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in Fund shares for the years ended September 30, 1996 and 1995 were as follows:

                                                   1996                  1995


     Shares sold                                   70,381               229,192

     Shares issued to shareholders
      in reinvestment of net investment
      income and net realized gains               564,961             1,448,735

     Shares redeemed                           (1,409,228)           (1,765,100)

       Net (decrease)                            (773,886)           (   87,173)

     Balance:
       Beginning of year                        7,806,337             7,893,510


       End of year                              7,032,451             7,806,337

Note 4.      Other Income

     Other income represents income from a settlement of a class action lawsuit against a company whose security was previously held by the Fund.


Note 5.      Custodian Fees

     The Fund's custodian is UMB Bank, N.A. (UMB). From October 1, 1995 to December 31, 1995, under the fee schedule with UMB, the Fund earned credits based on custody cash balances to be applied to custodian fees. Any earnings credits that are not applied in full to the UMB charges expired at the end of each calendar year.

                  Total custodian fees for year ending
                   September 30, 1996                               $    24,062

                  Credits applied                                         6,120

                           Net fees                                 $    17,942

     Effective January 1, 1996, the fee schedule was modified to create a sweep account to be invested in UMB's money market account, ending the arrangement whereby the Fund obtained credits to be applied to custodian fees.


Note 6.      Appreciation (Depreciation) of Investments

     At September 30, 1996, the net unrealized appreciation for stocks was as follows:

               Aggregate gross unrealized appreciation
                 for all investments in which there is an
                 excess of value over tax cost                   $    1,217,522

               Aggregate gross unrealized (depreciation)
                 for all investments in which there is an
                 excess of tax cost over value                       (  310,723)

                           Net unrealized appreciation - stocks  $      906,799

     The cost basis used above is the same as that used for financial statement purposes.

Note 7.      Underwriting Agreement

     The Fund has entered into a distribution agreement with Diversified Securities, Inc. (DSI), wherein DSI serves as the principal underwriter of the Fund. A sales charge of 1.0% to 5.75% based on the amounts purchased is withheld by the transfer agent. No sales charge is assessed on purchases of $1,000,000 or more and on purchases by employees and directors of the Fund, investment advisor, and underwriter. The transfer agent disburses the sales charges withheld in the following manner: (1) to the sales broker and (2) to DSI as the Fund's underwriter. Sales charges withheld by the transfer agent amounted to $5,791. Of the total amount withheld a net of $2,945 of brokerage fees was paid to DSI and a net of $352 of underwriting fees was refunded by DSI due to a cancellation of a sale made in a prior year. The sales charges are not an expense of the Fund and hence are not reflected in the accompanying statement of operations.


Note 8.      Distribution of Income

     Net investment income and realized gains from investment transactions distributed during the year to the shareholders' accounts for each outstanding share were:

                  Net investment income                           $       0.068

                  Net realized gain on investments                $       0.272

     The distributions were paid on December 29, 1995 to shareholders of record on December 27, 1995. These distributions represent net investment income and net realized gains for the year ended December 31, 1995.


Note 9. Primary Difference Between Net Investment Income and Realized Gains
               per Financial Statements and Actual Distributions to Shareholders

     The primary difference between net investment income and realized gains per financial statements and actual distributions to shareholders is due to the fact that the financial statements are reported on the October 1 through September 30 fiscal year and the distributions are based on the calendar year for net investment income and short term capital gain income (ordinary income) and on the November 1 through October 31 fiscal year for net long-term capital gain. The distribution periods follow income tax laws and regulations.

Note 10.     Purchases and Sales of Securities

     Purchases and sales of securities (other than United States Government Obligations) from unaffiliated issuers aggregated $194,873,069 and $200,846,824, respectively. Purchases and sales, including redemptions, of U.S. Treasury Bills totaled $16,369,805 and $14,141,026, respectively

                         INVESTORS RESEARCH FUND, INC.
                       SELECTED PER SHARE DATA AND RATIOS


                                                    Year Ended September 30
Per Share Data                   1996      1995    1994      1993       1992*
(for one share outstanding       ----      ----    ----      ----       -----
throughout each year)                               (1)                  (2)

Net asset value, beginning of    $4.10    $4.62    $5.18    $5.74      $5.65
year                              ----     ----     ----     ----       ----

Income from investment
operations
Net investment income            $0.26    $0.07    $0.06    $0.05      $0.05
Net realized and unrealized
 gains (losses) on securities     0.33     0.25    (0.15)    0.43       0.17

Total from investment           $0.59    $ 0.32   $(0.09)   $0.48      $0.22
operations                        ----     ----     ----     ----       ----

Less distributions to
shareholders:
Dividends from net
  investment income             $(0.07)  $(0.50)  $(0.05)  $(0.07)   $(0.07)
Distribution from capital       $(0.29)   (0.34)   (0.42)   (0.97)    (0.06)
gains                             ----     ----     ----     ----       ----

Total distributions             $(0.36)  $(0.84)  $(0.47)  $(1.04)   $(0.13)
                                  ----     ----     ----     ----       ----
Net asset value, end of year     $4.33    $4.10    $4.62    $5.18     $5.74
                                  ====     ====     ====     ====       ====
Total return (3)                 14.7%     7.7%    (1.8)%    9.6%      3.5%
                                  ====     ====     ====     ====      =====
Ratios and Supplemental Data

Net assets, end of year (in        $30      $32      $36      $48       $61
millions)
Ratios to average net assets:
Expenses                          1.76%    1.60%    1.47%    1.05%     0.91%
 Net investment income            6.67%    1.52%    1.39%    1.12%     0.99%
Portfolio turnover rate (4)     669.79%  248.44%  234.77%  109.92%    67.31%
Average commission paid         $0.0339     (5)      (5)      (5)       (5)
 per share for portfolio
 transactions

(1) Fund changed investment adviser on January 1, 1994.

(2) The information for the year 1992, reclassified for comparative purposes the addition of "Total Return" and "Net Assets End of Year" was audited by other auditors whose report expressed unqualified opinions.

(3) Sales loads are not reflected in total return.

(4) Portfolio turnover rates for the years 1992 and1993 have been restated to exclude U.S. Treasury Bills.
(5) Information not available.

Distributor / Underwriter
DIVERSIFIED SECURITIES, INC.                         PROSPECTUS 1997
P.O. Box 357 (3701 Long Beach Blvd.)       Application & Statement of Additional
Long Beach, CA 90801 - 90807                           Information

Shareholder/Dealer Services
(800) 732-1733 or (562) 595-7711


INVESTORS RESEARCH FUND, INC.
3916 State Street, Suite 3C
Santa Barbara, California 93105
(800) IRFUND1
(805) 569-3253


INVESTMENT ADVISER
LAKEVIEW SECURITIES CORP.                            January 30, 1997
333 W. Wacker Drive, Suite 1010
Chicago, Illinois 60606


CUSTODIAN
United Missouri Bank
928 Grand Avenue
Kansas City, MO 64141


AUDITORS
TIMPSON GARCIA
Certified Public Accountants
21610 Harrison Street
Oakland, California 94612

COUNSEL
HUGH J. HAFERKAMP, ESQ.                              INVESTORS
3916 State Street                                     RESEARCH
Santa Barbara, California 93105                         FUND
                                                    INCORPORATED
TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419958
Kansas City, Missouri 64141
(800) 616-4414
(816) 435-1089







                                          Please Read and Retain This Prospectus
                                                   For Future Reference

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549









                                    FORM N-1A

                            FOR INVESTMENT COMPANIES

                                     PART C

                                OTHER INFORMATION

PART C

Item 24 Financial Statements and Exhibits (See Appendix)

A. Index to Financial Statements

     (1) Statements and Schedules Included in Prospectus and Statement of Additional Information - Parts A and B

          1. Statement of Assets and Liabilities as of September 30, 1996 (page 35).

          2.   Statement of  Operations - including Realized and
               Unrealized Capital Gains or (Losses)on Investments for the Fiscal Year Ended September 30, 1996 (page 40).

          3. Statement of Changes in Net Assets for the Two Fiscal Years Ended September 30, 1995 and 1996 (page 41).

          4.   Notes to Financial Statements (pages 42 - 46).

          5. Securities in the Fund - Schedule of Investments in Securities of Unaffiliated Issuers (pages 36 - 39).

          6.   Selected Per Share Data and Ratios (page 47).

     (2)  Statements  Included  in the  Registration  Statement -
          Part C - but Omitted From the Prospectus

          1.   Statement of Operations for the Fiscal Years
               Ended September 30, 1995 and 1996 (page 56).

          2.   Realized and Unrealized Gains on Investments (page 56).

B. Exhibits:

     (1) The charter presently in effect is the same as that originally filed except that Article IV has been amended to authorize up to 20,000,000 shares and a new Article XVI has been added to modify director's liability pursuant to Section 102(b)(7) of the Delaware General Corporation Law. The charter and the referenced amendments were previously filed as EX-99.B1.

     (2) The bylaws presently in effect are the same as those originally filed except that Article III, Section 1 was amended in February, 1988 to authorize the Board of Directors to fix the location of the annual meeting and Article III, Section 2 was amended concurrently to change the date of the annual meeting to the last Tuesday in March. See also
          Item 27 below re an Amendment to Article IV of the bylaws. The bylaws and the referenced amendments were previously filed as EX-99.B2.

     (3)  Not applicable.

     (4) The forms of securities presently used are the same as those previously filed.

     (5) An investment advisory contract has been made with Lakeview Securities Corporation. The investment advisory contract was previously filed as EX-99.B5.

     (6) The underwriting contract between the Fund and Diversified Securities, Inc. is the same as that previously filed. The Fund is not a party to any other underwriting agreements. That underwriting contract was previously filed as EX-99.B6.

     (7)  Not applicable.

     (8) The Fund's custodial agreement is with the United Missouri Bank, Kansas City, Missouri. A copy of the new custodial agreement was filed as EX-99.B8.

     (9)  Not applicable.

     (10) Counsel's opinion and consent were previously filed as EX-99.B10.

     (11) Not applicable.

     (12) For the Statement of Operations for the last two fiscal years, see page 56.

     (13) Not applicable.

     (14) The model plans currently in use are plans which have been restated, and amended in connection therewith, to comply with the various legal requirements imposed by federal legislation in the past several years. Current copies of the Fund's Master Self-Employed Retirement Plan, its
          Section  403(b)  Plan,  and its  Retirement  Plan  Custodial  Services
          Agreement were previously filed in EX-99.B14. Custodial fees are presently $12 per annum per account.

     (15) The Fund adopted a plan pursuant to rule 12b-1 during 1993. Copies of the effective documents were previously filed as EX-99.B15.

     (16) See Part C Appendix at page 55.

     (17) Submitted herewith as EX-27 at page 59.

     (18) Not Applicable.

Item 25 Persons Controlled By or Under Common Control With Registrant

     A.   Persons controlled by Investors Research Fund, Inc.: None

     B.   Persons under common control with the Fund: None


Item 26 Number of Holders of Securities

     On   September 30, 1996, the Fund had 2,120 holders of its securities.

Item 27 Indemnification

     A. The Fund was incorporated under the laws of the State of Delaware. Therefore, Section 145 of the Delaware Corporation law would be applicable with respect to indemnification of the officers, directors, employees and agents of the Fund.

     B. On July 13, 1982, the Fund amended its bylaws to provide for indemnification of certain officers, directors and other parties with respect to certain types of liabilities, claims and expenses. The amendment to Article IV was set forth as part of EX-99.B2. This bylaw will be implemented in accordance with the requirements of the Securities and Exchange Commission release Number IC-11330, September 2, 1980.

     C.   The Fund has  purchased a policy of directors  and officers  liability
          insurance  in  accordance   with  the   authorization   set  forth  in
          subparagraph (e) of Article IV, Section 16 of the bylaws.

Item 28 Business and Other Connections of Investment Adviser

     A. Lakeview Securities Corporation has been engaged in essentially the same activities during the last two fiscal years. In addition to serving as a registered investment adviser, Lakeview Securities acts as a licensed broker-dealer. In that capacity, it acts primarily as an introducing broker for clients of its affiliated corporation, Performance Analytics, Inc., as well as other companies.

          Robert P. Moseson and Leslie I. Golembo, President and Chief Executive Officer, respectively, and the two directors, of Lakeview Securities, also hold the same positions in Performance Analytics, Inc., which is an investment consulting firm which specializes in providing investment advice, investment manager evaluation services, and management consulting services to a broad range of institutional investors. The principal business address of Performance Analytics, Inc. is: 333 West Wacker Drive, Suite 1010 Chicago, Illinois 60610.

Item 29 Principal Underwriters

     A. The Fund's principal underwriter, Diversified Securities, Inc., does not act as principal underwriter, depositor or investment adviser to any other investment company.

                                                                       Positions
                                                                             and
     B.      Name and Principal       Positions and Offices         Offices with
             Business Address         with Underwriter                Registrant


             Robert J. Conway         President                             None
             3701 Long Beach Blvd.
             Long Beach, CA 90801

             Joseph W. Conway         Executive                             None
             3701 Long Beach Blvd.    Vice President
             Long Beach, CA 90801

             Joseph W. Stok           Vice President and                    None
             3701 Long Beach Blvd.    Secretary
             Long Beach, CA 90801

     C. During 1996, Diversified Securities, Inc. received $2,945 in net underwriting commissions in connection with the sale of the Fund's shares and $46,392 in brokerage commissions in connection with the Fund's portfolio transactions.

Item 30 Location of Accounts and Records

     Records required by 17 C.F.R. Chap. 230.31a-1(b)

     A.   Current Operating Accounts and Records of the Fund.

          (1) At Investors Research Fund Headquarters, 3916 State Street, Suite C, Santa Barbara, CA 93105

               (a)  Records required by subparagraphs (4),  (5),(6),(9),(10) and
                    (11)

          (2) At Bartlett, Pringle & Wolf, Certified Public Accountants, 1123 Chapala Street, Santa Barbara, CA 93101

               (a) Records required by subparagraphs (1) and (2) except those maintained by the Bank of America and DST Systems, Inc. (see infra)

          (3) (A) From October 1, 1995 through the present: At United Missouri Bank, 928 Grand Avenue, Kansas City, MO 64141.

                    (a)  Records   required  by  subparagraph  (1)  relating  to
                         receipts and deliveries of portfolio securities.

                    (b)  Records   required  by  subparagraph  (2)  relating  to
                         portfolio   securities  in  transfer  and  in  physical
                         possession.

                    (c) Records required by subparagraph (2) relating to each broker-dealer, bank or other person effecting portfolio transactions.

          (4)  At DST Systems,  Inc.,  1004  Baltimore  Avenue,  Kansas City, MO
               64105

                    (a)  Records   required  by  subparagraph  (1)  relating  to
                         receipts and deliveries of Fund shares.

                    (b) Records required by subparagraph (2) relating to Fund shares in transfer and in physical possession.

                    (c)  Records   required  by  subparagraph  (2)  relating  to
                         accounts for each shareholder of the Fund.

     B.   Records of the Fund retained on a Temporary basis.

          (1) All records are retained at their current records location for two years.

     C.   Records of the Fund retained on a Permanent basis.

          (1) At Investors Research Fund Headquarters, 3916 State Street, Suite 3C, Santa Barbara, CA 93105

               (a) All records requiring permanent retention except those listed below.

          (2) At Data Retrieval Services, 7201 East 64th Court, Kansas City, MO 64133.

               (a) All records which are maintained on a current basis by DST Systems, Inc. are stored at this location permanently.

          (3) At Bank of America, Records Storage Center-South, Orange 4049, 5200 East La Palma, Anaheim, CA 92807

               (a) Records required by subparagraph (12) relating to receipts and deliveries of portfolio securities.

               (b) Records required by subparagraph (2) relating to portfolio securities in transfer and in physical possession.

               (c) Records required by subparagraph (2) relating to each broker-dealer, bank or other person effecting portfolio transactions.

Item 31 Management Services

     A. The only pertinent management-related service contract not discussed in Parts A or B issued by the Fund is that with the accounting firm of Bartlett, Pringle & Wolf, 1123 Chapala Street, Santa Barbara,
          California 93101. The Fund has a written agreement terminable upon reasonable notice engaging that firm to provide operational accounting services to the Fund. The Fund paid Bartlett, Pringle & Wolf $45,305 during 1996 and $27,035 during 1995.

Item 32 Undertakings

          Not  applicable.

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549










                                    FORM N-1A

                            FOR INVESTMENT COMPANIES

                                     PART C

                                    APPENDIX

                        FINANCIAL STATEMENTS AND EXHIBITS











                          INVESTORS RESEARCH FUND, INC.

                           Average Annual Total Return
                               Current Year Ending
                                    30-Sep-96


I (Investment)                                    $1,000.00

L (Load)                                               5.75%

P (Gross investment including maximum sales load)    $942.50

                                                 Prior Year   5 Years Prior   10 Years Prior  Life of the Fund
                                                   Ending        Ending           Ending
                                                  30-Sep-95     30-Sep-91        30-Sep-86        31-Mar-59

ERV (Ending redeemable value of investment (P)    $1,080.75      $1,309.16       $2,100.17        $44,976.29
         after "N" years, all dividends
         and distributions reinvested)

N (Number of years)                                    1              5             10               37.3

T (Average annual Total Return)                     8.0747         5.5365         7.7024           10.7581%


                          INVESTORS RESEARCH FUND, INC.

                             STATEMENT OF OPERATIONS

                     Years Ended September 30, 1996 and 1995



                                       1996                       1995
Investment income:
  Dividends                              $  2,508,365        $   932,082
  Interest                                     87,061            138,111
  Other                                         5,195              1,234

      Total investment income            $  2,600,621        $ 1,071,427

Expenses:
  Investment advisory fee                $    145,654        $   171,087
  Legal, accounting and auditing              101,834             92,159
  Transfer agent's fee                         55,938             54,606
  12b-1 distribution fees                      50,356             56,614
  Custodian's fee                              24,062             30,155
  Less: credits earned                   (      6,120)       (     1,436)
  Salaries officer                             14,400             18,000
  Salaries other                               30,073             29,850
  Insurance                                    26,358             27,958
  Taxes                                        30,603              8,896
  Notices to investors                         29,515             18,199
  Directors' fees                              17,750             10,250
  Registration fees                            15,394             21,330
  Miscellaneous                                 1,690              1,689
  Line of credit commitment fee                     0              9,227

       Total expenses                   $     537,507        $   548,584


       Net investment income            $   2,063,114        $   522,843

Realized and unrealized gain (loss) on investments:
  Net realized gain                     $   2,576,382        $(  136,509)

  Net increase (decrease) in unrealized
   appreciation of investments during
   the year                                (  382,533)         2,123,911


    Net gain on investments             $   2,193,849        $ 1,987,402

    Net increase in net assets
     resulting from operations          $   4,256,963        $ 2,510,245

                              REPORT AND CONSENT OF
                              INDEPENDENT AUDITORS



To the Board of Directors
 and Shareholders of
Investors Research Fund, Inc.



With reference to the Registration Statement (Form N-1A) of Investors Research Fund, Inc., filed under the Securities Act of 1933 as amended, we hereby consent to the use of our report dated October 18, 1996, appearing in the prospectus which is a part of such Registration Statement. We further consent to the use of the opinion in the following paragraph.


The audit referred to in the aforementioned report include an audit of the financial statements of Investors Research Fund, Inc., for the year ended September 30, 1996, as listed in the accompanying index of this Registration Statement. The statements of operations for the year ended September 30, 1995 were audited by us and we expressed an unqualified opinion on them in our report dated October 17, 1995.

                                    TIMPSON GARCIA


Oakland, California
January 22, 1997

                           Undertaking to File Reports


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.








                                    Signature


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 65 to the Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Barbara and State of California on the 23 rd day of January, 1997.


                          INVESTORS RESEARCH FUND, INC.




                        By:        /S/
                             Dr. Francis S. Johnson
                             President